Document and Entity Information	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	JA Solar Holdings Co., Ltd.
Entity Central Index Key	0001385598
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		169,976,270

Consolidated Balance Sheets (CNY) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	2,289,482	1,867,248
Restricted cash	112,593	43,612
Notes receivable	254,422	119,824
Accounts receivable from third party customers, net	944,036	339,524
Accounts receivable from related party customers, net	1,597	0
Inventories, net	1,349,329	641,140
Advances to third party suppliers, net	493,915	372,394
Advances to related party suppliers, net	111,714	50,889
Other current assets	740,770	202,221
Deferred tax assets	44,892	24,443
Assets of discontinued operations	75,478	0
Total current assets	6,418,228	3,661,295
Property and equipment, net	3,170,721	1,724,442
Intangible asset, net	14,332	11,957
Deferred tax asset	41,975	25,775
Advances to third party suppliers, net	1,606,680	1,716,699
Advances to related party suppliers, net	46,498	118,722
Prepayment for land use rights	195,490	49,517
Derivative assets	14,591	10,521
Deferred issuance cost	110,868	143,242
Total assets	11,619,383	7,462,170
Current liabilities:
Short-term bank borrowings	0	10,000
Accounts payable to third parties	918,079	315,803
Accounts payable to related parties	118,337	52,060
Tax payables	114,184	3,992
Advances from third party customers	480,888	53,860
Advances from related party customers	3,570	0
Other payables to third parties	192,004	80,591
Share-based compensation liability	0	16,264
Payroll and welfare payable	115,607	59,208
Accrued expenses	61,876	21,113
Interest payable	8,500	10,129
Amounts due to related parties	174	6,208
Other current liabilities	29,808	0
Liabilities of discontinued operations	615	0
Total current liabilities	2,043,642	629,228
Accrued warranty cost	31,277	5,931
Other long-term liabilities	47,959	16,383
Long-term bank borrowings	1,520,000	680,000
Convertible notes	1,230,175	1,171,438
Embedded derivatives	66,174	136,632
Total liabilities	4,939,227	2,639,612
Commitments and Contingencies
Shareholders' equity:
Ordinary shares (US $0.0001 par value; 493,480,000 shares authorized, 169,018,420 and 169,976,270 shares issued and outstanding as of December 31, 2009 and December 31, 2010)	134	134
Additional paid-in capital	4,680,133	4,583,808
Statutory reserves	397,486	211,202
Retained earnings	1,604,493	35,426
Accumulated other comprehensive loss	(2,090)	(8,012)
Total shareholders' equity	6,680,156	4,822,558
Total liabilities and shareholders' equity	11,619,383	7,462,170

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Shareholders' equity:
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	493,480,000	493,480,000
Ordinary shares, shares issued	169,976,270	169,018,420
Ordinary shares, shares outstanding	169,976,270	169,018,420

Consolidated Statements of Operations (CNY) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues
Solar modules	2,510,563	82,649	425,610
Solar cells and other products to third parties	8,023,938	3,283,806	4,368,431
Solar cells and other products to related parties	160,413	5,206	508,010
Solar products processing	1,065,866	406,892	156,259
Total revenues	11,760,780	3,778,553	5,458,310
Cost of revenues
Solar modules	(2,221,536)	(90,671)	(378,490)
Solar cells and other products to third parties	(6,357,798)	(2,980,821)	(3,615,275)
Solar cells and other products to related parties	(127,104)	(4,726)	(420,424)
Solar products processing	(507,956)	(220,284)	(52,086)
Total cost of revenues	(9,214,394)	(3,296,502)	(4,466,275)
Gross profit	2,546,386	482,051	992,035
Selling, general and administrative expenses	(505,101)	(343,253)	(271,494)
Research and development expenses	(63,816)	(45,101)	(28,509)
Total operating expenses	(568,917)	(388,354)	(300,003)
Income from continuing operations	1,977,469	93,697	692,032
Impairment on available-for-sale securities			(686,320)
Change in fair value of derivatives	74,528	(49,071)	564,006
Convertible notes buyback gain/(loss)		(24,156)	161,333
Interest expense	(221,209)	(231,487)	(172,272)
Interest income	12,810	11,964	42,648
Foreign exchange (loss)/gain	(74,429)	4,629	(132,164)
Investment loss		(2,277)	(28,594)
Impairment on share lending arrangement			(469,042)
Other income	258,719	7,786	3,560
(Loss)/income from continuing operations before income taxes	2,027,888	(188,915)	(24,813)
Income tax expense	(252,707)	(7,999)	(23,882)
(Loss)/income from continuing operations	1,775,181	(196,914)	(48,695)
Income/(loss) from discontinued operations, net of tax	(19,830)	3,415
Net (loss)/income attributable to ordinary shareholders	1,755,351	(193,499)	(48,695)
Net (loss)/income per share from continuing operations:
Basic	10.9	(1.22)	(0.31)
Diluted	10.72	(1.22)	(5.13)
Net income/(loss) per share from discontinued operations:
Basic	(0.12)	0.02
Diluted	(0.12)	0.02
Net (loss)/income per share:
Basic	10.78	(1.2)	(0.31)
Diluted	10.61	(1.2)	(5.13)
Weighted average number of shares outstanding:
Basic	162,900,657	161,643,312	156,380,060
Diluted	171,116,684	161,643,312	167,438,190

Consolidated Statements of Shareholders' Equity and Comprehensive Income/(Loss) (CNY) In Thousands, except Share data	Total	Ordinary Shares	Additional paid-in capital	Statutory reserves	Retained earnings	Accumulated other comprehensive loss	Total Comprehensive Income/(loss)
Balance at Dec. 31, 2007	4,136,498	123	3,655,194	71,619	417,203	(7,641)
Balance, shares at Dec. 31, 2007		154,058,500
Share based compensation	113,192		113,192
Exercise of stock options	18,877	1	18,876
Exercise of stock options, shares		798,000
Issuance of ordinary shares pursuant to ADS Lending Agreement	9	9
Issuance of ordinary shares pursuant to ADS Lending Agreement, shares		13,125,520
Recognition of fair value of own-share lending arrangements issued in contemplation of convertible notes issuance (Note 14)	230,729		230,729
Impairment on share lending arrangement (Note 14)	469,042		469,042
Statutory reserves				97,957	(97,957)
Net (loss)/income (As adjusted (Note 2 (z)))	(48,695)				(48,695)		(48,695)
Other comprehensive loss for foreign currency translation adjustment	(383)					(383)	(383)
Other comprehensive income for available-for-sale securities	7,641					7,641	7,641
Balance at Dec. 31, 2008	4,926,910	133	4,487,033	169,576	270,551	(383)	(41,437)
Balance, shares at Dec. 31, 2008		167,982,020
Share based compensation	79,935		79,935
Exercise of stock options	16,841	1	16,840
Exercise of stock options, shares		1,036,400
Statutory reserves				41,626	(41,626)
Net (loss)/income (As adjusted (Note 2 (z)))	(193,499)				(193,499)		(193,499)
Other comprehensive loss for foreign currency translation adjustment	(6,798)					(6,798)	(6,798)
Other comprehensive income/loss for forward contract (Note 19)	(831)					(831)	(831)
Balance at Dec. 31, 2009	4,822,558	134	4,583,808	211,202	35,426	(8,012)	(201,128)
Balance, shares at Dec. 31, 2009		169,018,420
Share based compensation	88,049		88,049
Exercise of stock options	8,276		8,276
Exercise of stock options, shares		957,850
Statutory reserves				186,284	(186,284)
Net (loss)/income (As adjusted (Note 2 (z)))	1,755,351				1,755,351		1,755,351
Other comprehensive loss for foreign currency translation adjustment	3,596					3,596	3,596
Other comprehensive income/loss for forward contract (Note 19)	2,326					2,326	2,326
Balance at Dec. 31, 2010	6,680,156	134	4,680,133	397,486	1,604,493	(2,090)	1,761,273
Balance, shares at Dec. 31, 2010		169,976,270

Consolidated Statements of Cash Flows (CNY) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net (loss)/income	1,755,351	(193,499)	(48,695)
Adjustments to reconcile net (loss)/income to net cash (used in)/provided by operating activities:
Share based compensation	71,785	96,199	113,192
Depreciation and amortization	297,509	178,765	88,191
Allowance for doubtful accounts	1,645	20,892	24,708
Inventory provisions	10,949	44,229	77,980
Allowance for advance to third party suppliers	35,909	33,368	18,592
Amortization of deferred issuance cost and accretion of convertible notes	123,915	127,949	100,119
Change in fair value of derivatives	(74,528)	49,071	(564,006)
Impairment on share lending arrangement			469,042
Exchange loss/(gain)	(18,044)	(2,138)	61,969
Investment loss from short-term investments		2,277	39,043
Loss from disposal of fixed assets	1,198	782	362
Impairment on property plant and equipment	47,286	18,010
Deferred income taxes	(36,815)	(21,672)	(22,977)
(Gain)/loss from convertible notes buyback		24,156	(161,333)
Impairment on available-for-sale securities			686,320
Proceeds from sale of available-for-sale securities	(231,163)
Loss on disposal of discontinued operation	21,967
Changes in operating assets and liabilities:
Increase in notes receivables	(134,598)	(119,824)
Increase in accounts receivables from third party customers	(597,696)	(23,895)	(327,930)
Decrease/(increase) in accounts receivables from related party customers	(1,597)	23,009	1,722
(Acquisition)/disposal of trading securities		353,588	(353,588)
Increase in inventories	(719,084)	(93,379)	(512,635)
(Increase)/decrease in advance to third party suppliers	(46,411)	71,893	(777,891)
(Increase)/decrease in advance to related party suppliers	11,399	261,394	(41,133)
Increase in other current assets	(342,296)	(23,144)	(148,766)
Increase in prepayment for land use rights	(57,509)	(6,222)	(44,399)
Increase in accounts payable	655,577	249,881	107,863
Increase/(decrease) in tax payable	(85,542)	10,035	4,826
(Decrease)/increase in advance from customers	430,598	(11,268)	(5,235)
(Decrease)/increase in other payables	(16,558)	4,640	(3,040)
Increase in payroll and welfare payable	56,399	45,009	7,834
Increase/(decrease) in accrued expenses	40,790	(1,652)	7,486
Increase/(decrease) in interest payable	(1,629)	(3,328)	13,458
Decrease in amounts due to related parties	(6,034)	(3,123)	(104,483)
Increase in other current liabilities	29,802
Increase in accrued warranty cost	25,346	746	4,256
Increase in other long-term liability	31,593	16,383
Net cash (used in)/provided by operating activities	1,279,514	1,129,132	(1,289,148)
Cash flows from investing activities:
Purchase of property and equipment	(1,646,446)	(610,600)	(806,058)
Cash received from disposal of property and equipment	7,427	275	46
Purchase of intangible assets	(6,020)	(2,277)	(6,462)
Acquisition of short-term investments			(2,156,187)
Proceeds from sale of available-for-sale securities	231,163	66,000	2,173,241
Asset acquisition	(196,037)
Decrease/(increase) in restricted cash	(68,981)	(10,551)	375,997
Net cash used in investing activities	(1,678,894)	(557,153)	(419,423)
Cash flows from financing activities:
Net proceeds from convertible notes offerings			2,709,538
Proceeds from short-term bank borrowings		40,000	490,000
Proceeds from long-term bank borrowings	1,600,000	680,000
Payment of capped call up-front premiums			(226,088)
Repurchase of convertible notes		(459,601)	(182,019)
Repayment of short-term borrowings	(10,000)	(520,000)	(200,000)
Repayment of long-term bank borrowings	(760,000)
Proceeds from exercise of stock options	8,276	16,841	18,877
Net cash provided by/(used in) financing activities	838,276	(242,760)	2,610,308
Effect of exchange rate changes on cash and cash equivalents	(16,662)	(4,755)	(94,928)
Net increase in cash and cash equivalents	422,234	324,464	806,809
Cash and cash equivalents at the beginning of the year	1,867,248	1,542,784	735,975
Cash and cash equivalents at the end of the year	2,289,482	1,867,248	1,542,784
Supplemental disclosure of cash flow information:
Cash paid for interest (net of amounts capitalized)	114,819	98,259	59,669
Cash paid for income tax	179,658	30,028	41,696
Supplemental schedule of non-cash investing and financing activities:
Purchases of property and equipment included in other payables	151,791	69,444	127,120

Organization and Principal Activities	12 Months Ended
Dec. 31, 2010
Organization and Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES
1.	ORGANIZATION AND PRINCIPAL ACTIVITIES
The accompanying consolidated financial statements include the financial statements of JA Solar Holdings Co., Ltd. (the “Company”), and its subsidiaries, collectively referred to as the “Group”.

JA Solar Holdings Co., Ltd. was incorporated in the Cayman Islands on July 6, 2006. In February 2007, the Company’s ADS became listed on the NASDAQ Global Market in the United States. The Group is primarily engaged in the development, production and marketing of high-performance photovoltaic (“PV”) solar cells and solar power products, which convert sunlight into electricity, in the PRC.

Majority of the Group’s business is conducted through the operating subsidiaries established in the PRC, JingAo Solar Co., Ltd. (“JA Hebei”), Shanghai JA Solar Technology Co., Ltd. (“JA Fengxian”), Shanghai JA Solar PV Technology Co., Ltd. (“JA Zhabei”), JA Solar Technology Yangzhou Co., Ltd. (“JA Yangzhou”) and Jing Hai Yang Semiconductor Materials (Donghai) Co., Ltd. (“JA Lianyungang”), in which the Company indirectly holds a 100% interest.

As of December 31, 2010, the Company’s subsidiaries include the following entities:

		Place of	Percentage
	Date of Incorporation/Acquisition	Incorporation	of Ownership
JingAo Solar Co., Ltd. (“JA Hebei”)	May 18, 2005	PRC	100%
JA Development Co., Ltd. (“JA BVI”)	July 6, 2006	BVI	100%
Shanghai JA Solar Technology Co., Ltd. (“JA Fengxian”)	November 16, 2006	PRC	100%
JA Solar USA Inc. (“JA USA”)	April 13, 2007	USA	100%
Shanghai JA Solar PV Technology Co., Ltd. (“JA Zhabei”)	June 22, 2007	PRC	100%
JA Solar Technology Yangzhou Co., Ltd. (“JA Yangzhou”)	November 19, 2007	PRC	100%
JA Solar Hong Kong Limited (“JA Hong Kong”)	December 10, 2007	Hong Kong	100%
Jing Hai Yang Semiconductor Materials (Donghai) Co., Ltd. (“JA Lianyungang”)	October 11, 2008	PRC	100%
JA Solar Yangzhou R&D Co., Ltd. (“JA Yangzhou R&D”)	March 12, 2009	PRC	100%
Jindosun Park.,Inc. (“JA Korea”)	June 5, 2009	Korea	100%
JA Luxembourg S.ò.r.l. (“JA Lux”)	June 26, 2009	Luxembourg	100%
JA Yangzhou PV Technology Co., Ltd. (“JA Yangzhou PV”)	November 23, 2009	PRC	100%
JA Solar GmbH (“JA GmbH”)	February 17, 2010	Germany	100%
JA Solar International Co., Limited (“JA International”)	May 28, 2010	Hong Kong	100%
Shanghai Jinglong Solar Technology Co., Ltd. (“JA Jinglong”)	July 5, 2010	PRC	100%
Donghai JA Solar Technology Co., Ltd. (“JA Donghai”)	November 4, 2010	PRC	100%

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of significant accounting policies
2.	Summary of significant accounting policies
a)	Basis of presentation and consolidation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United Stated of America (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company and its wholly-owned subsidiaries (collectively, the “Group” or the “Company”). All inter-company transactions and balances among the Company and its subsidiaries have been eliminated upon consolidation.
b)	Use of estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful receivables, provision for inventories and advances to suppliers, the economic useful lives of property, plant and equipment and intangible assets, asset impairments, certain accrued liabilities including accruals for warranty costs, accounting for share-based compensation, fair value measurements, legal contingencies, and income taxes and related tax valuation allowance.
c)	Fair value of financial instruments
The Company estimated the fair value of its financial assets and liabilities in accordance with ASC 820, Fair Value Measurements and Disclosure. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (also referred to as an exit price). ASC 820 establishes a hierarchy for inputs used in measuring fair value that gives the highest priority to observable inputs and the lowest priority to unobservable inputs. Valuation techniques used to measure fair value shall maximize the use of observable inputs.
When available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. Pricing information the Company obtains from third parties is internally validated for reasonableness prior to use in the consolidated financial statements. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. In certain cases, fair values are not subject to precise quantification or verification and may fluctuate as economic and market factors vary and the Company’s evaluation of those factors changes. Although the Company uses its best judgment in estimating the fair value of these financial instruments, there are inherent limitations in any estimation technique. In these cases, a minor change in an assumption could result in a significant change in its estimate of fair value, thereby increasing or decreasing the amounts of the Company’s consolidated assets, liabilities, stockholders’ equity (deficit) and net income or loss. Note 25, “Fair Value Measurements”, for further details.
d)	Cash, cash equivalents and restricted cash
The Group considers all cash on hand and demand deposits as cash and considers all highly liquid investments with an original maturity of three months or less as cash equivalents. Restricted cash represents amounts held by banks, which are not available for the Group’s use, as security for issuance of letters of credit.
e)	Short-term investments
The Company accounts for short-term investments in accordance with ASC 320, Investments-Debt and Equity Securities. The Company classifies the short-term investments in debt and equity securities as “held-to-maturity”, “trading” or “available-for-sale”, whose classification determines the respective accounting methods stipulated by the accounting standard for financial instruments. Investments that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Trading securities are reported at fair value with unrealized gains and losses included in investment income. The Company does not have investments classified as held-to-maturity.
Investments designated as available-for-sale are reported at fair value, with unrealized gains and losses, net of tax, recorded in accumulated other comprehensive income (loss) in shareholders’ equity. Realized gains or losses are charged to income during the period in which the gain or loss is realized. If the Group determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss. The new cost basis will not be changed for subsequent recoveries in fair value. Determination of whether declines in value are other-than-temporary requires significant judgment. Subsequent increases and decreases in the fair value of available-for-sale securities will be included in comprehensive income through a credit or charge to shareholders’ equity except for an other-than-temporary impairment, which will be charged to income.
f)	Allowance for doubtful accounts
Provisions are made against accounts receivable for estimated losses resulting from the inability of the Group’s customers to make payments. The Group periodically assessed accounts receivable balances to determine whether an allowance for doubtful accounts should be made based upon historical bad debts, specific customer creditworthiness and current economic trends. Accounts receivable in the balance sheets are stated net of such provision, if any.
g)	Inventories
Inventories are stated at the lower of cost or market value. Cost of inventories is determined by the weighted-average method. Provisions are made for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of net realizable value. Certain factors could impact the realizable value of inventory, so the Group continually evaluates the recoverability based on assumptions about customer demand and market conditions. The evaluation may take into consideration historical usage, expected demand, anticipated sales price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, and other factors. The reserve or write-down is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory reserves or write-downs may be required that could negatively impact the Group’s gross margin and operating results. If actual market conditions are more favorable, the Group may have higher gross margin when products that have been previously reserved or written down are eventually sold.
h)	Short-term and long-term advances to suppliers
The Group provides short-term and long-term advances to secure its raw material needs, which are then offset against future purchases. The Group does not require collateral or other security against its advances to related or third party suppliers. The Group continually assesses the credit quality of its suppliers and the factors that affect the credit risk. If there is deterioration in the creditworthiness of its suppliers, the Group will seek to recover its advances from the suppliers and provide for losses on advances which are akin to receivables in selling, general and administrative expenses because of their inability to return its advances. Recoveries of the allowance for advances to supplier are recognized when they are received. The Group classified short-term and long-term advances to suppliers based on management’s best estimate of the expected purchase in the next twelve-months as of the balance sheet date and the Group’s ability to make requisite purchases under existing supply contracts. The balances expected to be utilized outside of the 12 months are recorded in long-term advances to suppliers.
i)	Prepayment for land use rights
Land use rights are carried at cost less accumulated amortization and impairment losses. Amortization is provided on a straight-line basis over the lease period of 50 years.
j)	Property and equipment, net
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Leasehold improvements	Shorter of the lease term or useful lives
Machinery and equipment	5-15 years
Furniture and fixtures	5 years
Motor vehicles	5 years
Land	Indefinite
Construction in progress primarily represents the construction of new production lines. Costs incurred in the construction are capitalized and transferred to property and equipment upon completion, at which time depreciation commences. Interest expense incurred for qualifying assets are capitalized in accordance with ASC 835-20, Capitalization of Interest.
Expenditures for repairs and maintenance are expensed as incurred. The gain or loss on disposal of property and equipment, if any, is the difference between the net sales proceeds and the carrying amount of the disposed assets, and is recognized in the consolidated statement of operations upon disposal.
k)	Operating leases
Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases are charged to the consolidated statements of operations on a straight line basis over the lease periods.
l)	Intangible asset, net
Intangible assets primarily represent technical know-how contributed by one of the Group’s shareholders upon formation of JA Hebei and purchased accounting and operational software.
Technical know-how is carried at cost, less accumulated amortization. The technical know-how consists of one component relating to the commercial production process of photovoltaic solar cells. Amortization is calculated on a straight-line basis over the estimated useful life of the technical know-how of eight years.
Purchased software and others with a finite useful life is being amortized on a straight line basis over its estimated useful life of three to ten years.
m)	Impairment of long-lived assets
The Group evaluates its long-lived assets and finite-lived intangible asset for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Factors considered important that could result in an impairment review include significant underperformance relative to expected historical or projected future operating results, significant changes in the manner of use of acquired assets and significant negative industry or economic trends. Impairments are recognized based on the difference between the fair value of the asset and its carrying value. Fair value is generally measured based on either quoted market prices, if available, or discounted cash flow analyses. Any write-downs would be treated as permanent reductions in the carrying amounts of the assets and an operating loss would be recognized.
n)	Income taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax assets bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided to reduce the carrying amount of deferred tax assets if it is considered more likely than not that some portion, or all, of the deferred tax assets will not be realized.
o)	Revenue recognition
(i)	Revenue recognition for solar modules, solar cells and other products (hereafter “solar products”)
The Group recognizes revenue from the sale of solar products when the goods are delivered and title and risk of loss transfer is passed to the customers. The Group sells its solar products at agreed upon prices to its customers, which reflect prevailing market prices.
The Group’s considerations for recognizing revenue are based on the following:
•
Persuasive evidence that an arrangement (sales contract) exists between a willing customer and the Group that outlines the terms of the sale (including customer information, product specification, quantity of goods, purchase price and payment terms). Customers do not have a right of return. The Group does provide a warranty on its solar module products.

•
Some shipping terms are EXW, at which point the Group delivers goods at its own place of business and all other transportation costs and risks are assumed by the customer. Some shipping terms are CIF destination point, under which the Group pays the costs of insurance and freight necessary to bring the goods to the named port of destination, but the title to and risk of loss of or damage of the goods is passed to the buyer according to the contract term, which could be upon delivery no matter who bears the transportation costs. Some shipping terms are FOB shipping point from the Group’s premises. At this point the customer takes title to the goods and is responsible for all risks and rewards of ownership.

•	The Group’s price to the customer is fixed and determinable as specifically outlined in the sales contract.
•
For customers to whom credit terms are extended, the Group assesses a number of factors to determine whether collection from the customers is probable, including past transaction history with these customers and their credit-worthiness. All credit extended to customers is pre-approved by management. If the Group determines that collection is not reasonably assured, it defers the recognition of revenue until collection becomes reasonably assured, which is generally upon receipt of payment.

(ii)	Revenue recognition for solar products processing
The Group provides solar products processing service to customers with their own wafer/polysilicon supplies. Under certain of these solar products processing service arrangements, the Group purchases raw materials from a customer and agrees to sell a specified quantity of solar products produced from such materials back to the same customer. The Group records revenue from these processing transactions on a net basis, recording revenue based on the amount received for solar products sold less the amount paid for the raw materials purchased from the customer. The revenue recognized is recorded as solar products processing revenue and the production costs incurred related to providing the processing services are recorded as solar products processing costs within cost of revenue.
p)	Cost of revenue
Cost of revenue includes production and indirect costs, as well as shipping (freight in) and handling costs for products sold, provision for inventories and capacity underutilization charges.
q)	Share based compensation
In accordance with ASC 718, Compensation-Stock Compensation, the Group measures the cost of employee services received in exchange for share-based compensation at the grant date fair value of the award.
The Group recognizes the share-based compensation costs, net of a forfeiture rate, on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in-substance, multiple awards.
ASC 718 requires forfeitures to be estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates. For the stock options granted in the year ended December 31, 2008, 2009 and 2010 the Group used the forfeiture rate of 0%, 0% and 7.7%, respectively.
r)	Research and development
Research and development costs are expensed when incurred.
s)	Advertising expenses
Advertising expenses are charged to the consolidated statement of operations in the period incurred. Advertising expenses are not significant during any of the periods covered by these consolidated financial statements..
t)	Warranty cost
Solar modules produced by the Group are typically sold with a one-year or five-year guarantee for defects in materials and workmanship and a 10-year and 25-year warranty against declines of more than 10.0% and 20.0%, respectively, of the initial minimum power generation capacity at the time of delivery. The Group therefore maintains warranty reserves (recorded as accrued warranty costs) to cover potential liabilities that could arise from these guarantees and warranties. The potential liability is generally in the form of product replacement or repair. The Group accrues 1.0% of its net revenues attributable to module sales as warranty costs at the time revenues are recognized and include that amount in its cost of revenues. Due to zero warranty claims to date, the Group accrues the estimated costs of warranties based primarily on its own history, industry data and an assessment of its competitors’ accrual history. Through the Group’s relationships with, and its management’s experience working at, other solar power companies and on the basis of publicly available information regarding other solar power companies’ accrued warranty costs, the Group believes that accruing 1.0% of its net revenues attributable to module sales as warranty costs is within the range of industry practice and is consistent with industry-standard accelerated testing, which assists the Group in estimating the long-term reliability of solar modules, estimates of failure rates from its quality review and other assumptions that it believes to be reasonable under the circumstances. However, although the Group conducts quality testing and inspection of its solar module products, these products have not been and cannot be tested in an environment simulating the up to 25-year warranty periods. The Group has not experienced any material warranty claims to date in connection with declines of the power generation capacity of its solar modules. Actual warranty costs are accumulated and charged against the accrued warranty liability. To the extent that the actual warranty costs differ from the estimates, the Group will prospectively revise its accrual rate.
u)	Foreign currencies translation
The functional and reporting currency of the Company and the majority of its subsidiaries is Renminbi (“RMB”). Transactions denominated in other currencies are translated into RMB at the rates of exchange prevailing when the transactions occur. Monetary assets and liabilities denominated in other currencies are translated into RMB at rates of exchange in effect at the balance sheet dates. All exchange gains and losses are included in the Consolidated Statements of Operations as a separate line item after income from operations.
For the Company’s subsidiaries whose functional currency is not RMB, the asset and liability accounts are translated into its reporting currency using exchange rates in effect at the balance sheet dates and income and expense items are translated using average exchange rates.
v)	Segment reporting
The Group has adopted ASC 280, Segment Reporting, for its segment reporting. The Group operates and manages its business as a single segment.
w)	Net income/ (loss) per share
In accordance with ASC 260, Earnings Per Share, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year. Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the conversion of the convertible preferred shares (using the if-converted method), senior convertible notes (using the if-converted method) and ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).
x)	Comprehensive income/(loss)
The Group has adopted ASC 220, Comprehensive Income. ASC 220 defines comprehensive income/(loss) to include all changes in equity, including adjustments to minimum pension liabilities, accumulated foreign currency translation, unrealized gains or losses on available-for-sale marketable securities, and unrealized hedging gain/(loss) to the extent effective, except those resulting from investments by owners and distributions to owners.
y)	Derivative Financial Instruments — Embedded Foreign Currency Derivatives
Certain of the Group’s purchase and sales contracts are denominated in a currency which is not the functional currency of either of the contracting parties. Accordingly, the contracts contain embedded foreign currency forward contracts, which were required to be bifurcated and accounted for at fair value in accordance with ASC 815, derivatives and hedging. Embedded foreign currency derivatives are presented as derivative assets or liabilities with the changes in fair value recorded in the consolidated statement of operations.
z)	Adoption of new accounting standard and discontinued operation
On January 1, 2010, the Company adopted the Financial Accounting Standards Board (“FASB”) update to the Debt topic of the FASB codification which requires an entity that enters into an equity-classified share lending agreement, utilizing its own shares, in contemplation of a convertible debt issuance or other financing to initially measure the share lending arrangement at fair value and treat it as a cost of the financing. In addition, if it becomes probable that the counterparty to the arrangement will default, the issuer shall recognize an expense for the fair value of the unreturned shares, net of probable recoveries. These rules require revision of prior periods to conform to current accounting. The accounting change was applied retrospectively to all periods presented. (See Note 14)
In December, 2010, the Company decided to discontinue the PV power plant business (Note 20). Consequently, the results of the Korean business for all periods presented were reclassified to income/(loss) from discontinued operations, net of tax in accordance with ASC 205, Presentation of Financial Statements.
The effect of adoption of the above new guidance and reclassification for discontinued operations on the consolidated financial statement line items as of and for the years ended December 31, 2008 and 2009 is illustrated in the following tables.
Consolidated Balance Sheets

	At December 31, 2009
	As Previously	Adjustments for
	Reported	Share Lending	As Adjusted
	RMB	RMB	RMB
Deferred issuance cost	36,070	107,172	143,242
Total assets	7,354,998	107,172	7,462,170
Additional paid-in capital	3,884,037	699,771	4,583,808
Retained earnings	628,025	(592,599)	35,426
Total shareholder’s equity	4,715,386	107,172	4,822,558
Total liabilities and shareholder’s equity	7,354,998	107,172	7,462,170
Consolidated Statements of Operations

	For the year ended December 31, 2008
	As Previously	Adjustments for
	Reported	Share Lending	As Adjusted
	RMB	RMB	RMB
Convertible notes buyback gain	203,514	(42,181)	161,333
Interest expense	(160,542)	(11,730)	(172,272)
Foreign exchange (loss)/gain	(127,356)	(4,808)	(132,164)
Impairment on share lending arrangement	—	(469,042)	(469,042)
Income/(loss) before income taxes	502,948	(527,761)	(24,813)
Net income/(loss) attributable to ordinary shareholders	479,066	(527,761)	(48,695)
Net income/(loss) attributable to ordinary shareholders per basic share	3.06	(3.37)	(0.31)
Net loss attributable to ordinary shareholders per diluted share	(2.31)	(2.82)	(5.13)

	For the year ended December 31, 2009
			Adjustments
	As Previously	Adjustments for	For Discontinued
	Reported	Share Lending	Operations	As Adjusted
	RMB	RMB	RMB	RMB
Total revenues	3,779,178	—	(625)	3,778,553
Total cost of revenues	(3,299,292)	—	2,790	(3,296,502)
Gross profit	479,886	—	2,165	482,051
Selling, general and administrative expenses	(343,284)	—	31	(343,253)
Total operating expenses	(388,385)	—	31	(388,354)
Income from continuing operations	91,501	—	2,196	93,697
Convertible notes buyback gain/(loss)	22,904	(47,060)	—	(24,156)
Interest expense	(213,627)	(17,873)	13	(231,487)
Interest income	11,965	—	(1)	11,964
Foreign exchange gain	10,147	95	(5,613)	4,629
Other income	7,796	—	(10)	7,786
Loss from continuing operations before income taxes	(120,662)	(64,838)	(3,415)	(188,915)
Loss from continuing operations	(128,661)	(64,838)	(3,415)	(196,914)
Income from discontinued operations, net of tax	—	—	3,415	3,415
Net loss attributable to ordinary shareholders	(128,661)	(64,838)	—	(193,499)

Basic net loss per share — continuing operations	(0.80)	(0.40)	(0.02)	(1.22)
Diluted net loss per share — continuing operations	(0.80)	(0.40)	(0.02)	(1.22)
Basic net loss per share — discontinued operations	—	—	0.02	0.02
Diluted net loss per share — discontinued operations	—	—	0.02	0.02
Consolidated Statements of Cashflows

	For the year ended December 31, 2008
	As Previously	Adjustments for
	Reported	Share Lending	As Adjusted
	RMB	RMB	RMB
Net income/(loss)	479,066	(527,761)	(48,695)
Amortization of deferred issuance cost and accretion of convertible notes	88,389	11,730	100,119
Impairment on share lending arrangement	—	469,042	469,042
Exchange loss	57,161	4,808	61,969
Gain from convertible notes buyback	(203,514)	42,181	(161,333)
Net cash used in operating activities	(1,289,148)	—	(1,289,148)
Net cash used in investing activities	(419,423)	—	(419,423)
Net cash provided by financing activities	2,610,308	—	2,610,308

	For the year ended December 31, 2009
	As Previously	Adjustments for
	Reported	Share Lending	As Adjusted
	RMB	RMB	RMB
Net loss	(128,661)	(64,838)	(193,499)
Amortization of deferred issuance cost and accretion of convertible notes	110,076	17,873	127,949
Exchange gain	(2,043)	(95)	(2,138)
(Gain)/loss from convertible notes buyback	(22,904)	47,060	24,156
Net cash provided by operating activities	1,129,132	—	1,129,132
Net cash used in investing activities	(557,153)	—	(557,153)
Net cash used in financing activities	(242,760)	—	(242,760)
aa)	Recent accounting pronouncements
In October 2009, the FASB issued new guidance on “revenue recognition for arrangements with multiple deliverables and certain revenue arrangements that include software elements.” By providing another alternative for determining the selling price of deliverables, the guidance for arrangements with multiple deliverables will allow companies to allocate consideration in multiple deliverable arrangements in a manner that better reflects the transaction’s economics and will often result in earlier revenue recognition. The new guidance modifies the fair value requirements of previous guidance by allowing “best estimate of selling price” in addition to vendor-specific objective evidence (“VSOE”) and other vendor objective evidence (“VOE,” now referred to as “TPE,” standing for third-party evidence) for determining the selling price of a deliverable. A vendor is now required to use its best estimate of the selling price when VSOE or TPE of the selling price cannot be determined. In addition, the residual method of allocating arrangement consideration is no longer permitted under the new guidance. The new guidance for certain revenue arrangements that include software elements removes non-software components of tangible products and certain software components of tangible products from the scope of existing software revenue guidance, resulting in the recognition of revenue similar to that for other tangible products. The new guidance is effective for fiscal years beginning on or after June 15, 2010. However, companies may adopt the guidance as early as interim periods ended September 30, 2009. The guidance may be applied either prospectively from the beginning of the fiscal year for new or materially modified arrangements or retrospectively. The Group does not expect that the adoption of this guidance to have a material impact on its financial position, results of operations or cash flows.
In December 2010, FASB issued revised guidance on “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” The revised guidance specifies that an entity with reporting units that have carrying amounts that are zero or negative is required to assess whether it is more likely than not that the reporting units’ goodwill is impaired. If the entity determines that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the entity should perform Step 2 of the goodwill impairment test for those reporting unit(s). Any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period of adoption. Any goodwill impairments occurring after the initial adoption of the revised guidance should be included in earnings as required by Section 350-20-35. The revised guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Group does not expect that the adoption of this guidance to have a material impact on its financial position, results of operations or cash flows.
In December 2010, FASB issued revised guidance on the “Disclosure of Supplementary Pro Forma Information for Business Combinations.” The revised guidance specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The revised guidance also expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The revised guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Group does not expect that the adoption of this guidance to have a material impact on its financial position, results of operations or cash flows.
In January 2010, the FASB issued Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820) — Improving Disclosures about Fair Value Measurements. This ASU requires new disclosures and clarifies certain existing disclosure requirements about fair value measurements. ASU 2010-06 requires a reporting entity to disclose significant transfers in and out of Level 1 and Level 2 fair value measurements, to describe the reasons for the transfers, and to present separately information about purchases, sales, issuances, and settlements of items recorded on a recurring basis under fair value measurements using significant unobservable inputs (Level 3). ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which is effective for interim and annual reporting periods beginning after December 15, 2010; early adoption is permitted. The adoption of ASU 2010-06 did not have a material impact on the Group’s financial position, results of operations, or cash flows.
In April 2010, the FASB issued Accounting Standards Update (ASU) 2010-13, Compensation (Topic 718)—Stock Compensation. This ASU addresses the classification of an employee share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trade. FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, provides guidance on the classification of a share-based payment award as either equity or a liability. A share-based payment award that contains a condition that is not a market, performance, or service condition is required to be classified as a liability. Under Topic 718, awards of equity share options granted to an employee of an entity’s foreign operation that provide a fixed exercise price denominated in (1) the foreign operation’s functional currency or (2) the currency in which the employee’s pay is denominated should not be considered to contain a condition that is not a market, performance, or service condition. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements and related disclosures.
ab)	Reclassifications
Certain prior period balances have been reclassified to conform to the current period presentation in the Company’s Consolidated Financial Statements and the accompanying notes. Such reclassification had no effect on previously reported results of operations or retained earnings.

Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2010
Cash, Cash Equivalents and Restricted Cash [Abstract]
Cash, cash equivalents and restricted cash
3.	Cash, cash equivalents and restricted cash
Cash and cash equivalents consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Cash	1,851,881	2,289,482
Cash equivalents	15,367	—

Total cash and cash equivalents	1,867,248	2,289,482

Restricted cash	43,612	112,593

Short Term Investments	12 Months Ended
Dec. 31, 2010
Short Term Investments [Abstract]
Short term investments
4.	Short term investments
Trading securities
In 2009, the Group liquidated its investment in a currency fund. The Company did not acquire or liquidate any other trading securities for the year ended December 31, 2009 and 2010.
Available-for-sale securities
In 2008, the Company obtained approximately US $100,000 worth of USD 3-Month LCMNER Index-Linked Note (the “Note”), issued by Lehman Brothers Treasury Co. B.V. (“Lehman Treasury”) incorporated in the Netherlands, guaranteed by Lehman. Lehman Europe is the dealer of the Note. This note is linked to an index of Lehman Brothers Commodity Alpha Trading Strategies I Excess Return (LCMNER). The maturity date of the Note was October 9th, 2008, with 100% principal protection guaranteed by Lehman Brothers Holdings Inc. The Note and the guarantee rank equally with all unsecured obligations of the issuer and guarantor. On September 19, 2008 the Amsterdam District Court granted Lehman Treasury a provisional suspension of payments and subsequently declared Lehman Treasury bankrupt on October 8, 2008. The Note was not repaid by Lehman Treasury and the Company made a full impairment amounted to RMB 686,320 against it in 2008. On December 6, 2010, the Company completed the sale of this Note through a competitive bidding process with multiple bidders. The cash consideration received of RMB 231,163 (US $34,625) was recorded as a gain therein Other Income.
As of December 31, 2009 and 2010, the Company did not have any other available-for-sale securities.

Notes and Accounts Receivables	12 Months Ended
Dec. 31, 2010
Notes and Accounts Receivables [Abstract]
Notes and Accounts Receivables
5.	Notes and Accounts Receivables
Accounts receivable, net, consists of accounts receivables less allowance for doubtful accounts. The following table presents the movement of the allowance for doubtful accounts:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Balance at beginning of the year	24,708	41,121
Allowance made during the year	16,413	1,645
Recoveries	—	—
Amount written off against the allowance	—	(35,791)

Balance at end of the year	41,121	6,975

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Group. The carrying amount of notes receivable approximate their fair values.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
Inventories
6.	Inventories
Inventories consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Raw materials	365,115	645,517
Work-in-progress	41,948	143,724
Finished goods	234,077	560,088

Total	641,140	1,349,329

As of December 31, 2009 and 2010, the provision balance for inventories recorded by the Group was RMB 122,209 and RMB 133,158 respectively.

Advances to Suppliers	12 Months Ended
Dec. 31, 2010
Advances to Suppliers [Abstract]
Advances to suppliers
7.	Advances to suppliers
In order to better manage the Group’s unit costs and to secure adequate and timely supply of polysilicon and silicon wafers during the periods of shortages of polysilicon and silicon wafer supplies, the Group entered into a number of multi-year supply agreements in amounts that were expected to meet the Group’s anticipated production needs. As a condition to the Group receiving the raw materials under those agreements, and in line with industry practice, the Group was required to, and had made advances for all, or a portion, of the total contract price to the Group’s suppliers, which are then offset against future purchases. Typically, the supply agreements are subject to price negotiations with the suppliers based on market prices. The Group has made advances to suppliers where the Group has committed to purchase minimum quantities under some of the supply agreements.
Advances to suppliers to be offset against future purchases of which the Group expects to take delivery of the inventory after the next twelve months are classified as non-current assets in the Group’s consolidated balance sheet as at year end dates.
The Group does not require collateral or other security against its advances to related or third party suppliers. As a result, the Group’s claims for such prepayments would rank only as an unsecured claim, which exposes the Group to the credit risks of the suppliers. Also, the Group may not be able to recover all unutilized advances to suppliers if the Group does not purchase the minimum quantities or is unable to negotiate or renegotiate acceptable prepayment, quantities, prices and delivery terms with these suppliers, or unforeseen events impair the ability of suppliers to deliver raw materials, for example the recent earthquake in Japan.
As of December 31, 2009 and 2010, outstanding prepayments made to individual suppliers in excess of 10% of total prepayments to suppliers, net are as follows:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Supplier A (third party)	1,113,430	1,180,445
Supplier B (third party)	607,518	481,177
The following table presents the movement of the allowance for advances to supplier:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Balance at beginning of the year	18,592	51,960
Allowance made during the year	37,368	65,366
Recoveries	(4,000)	(29,457)
Amount written off against the allowance	—	—

Balance at end of the year	51,960	87,869

Other Current Aassets	12 Months Ended
Dec. 31, 2010
Other Current Assets [Abstract]
Other current assets
8.	Other current assets
Other current assets consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Input value-added tax recoverable	138,187	379,162
Value-added tax refund from export sales	41,826	135,112
Prepaid input VAT & customs duty for import machinery and materials	—	106,664
Prepaid expenses	13,300	12,361
Insurance recovery asset	—	29,802
Prepayment for application of land use right	—	45,927
Others	8,908	31,742

	202,221	740,770

Property and Equipment, Net	12 Months Ended
Dec. 31, 2010
Property and Equipment, Net [Abstract]
Property and equipment, net
9.	Property and equipment, net
Property and equipment consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Buildings	235,960	520,359
Furniture, fixtures and office equipment	27,901	45,197
Motor vehicles	8,770	15,305
Machinery and equipment	1,286,232	2,427,277
Leasehold improvements	35,133	50,098
Land	6,723	—

Total	1,600,719	3,058,236
Less: accumulated depreciation	(290,201)	(562,836)

Subtotal	1,310,518	2,495,400
Construction-in-progress	413,924	675,321

Property and equipment, net	1,724,442	3,170,721

As of December 31, 2010, the Group pledged its building with the net book value of RMB 115,869 to secure a long term bank loan of RMB 100,000.
For the years ended December 31, 2008, 2009 and 2010, total interest capitalized was RMB 4,630, RMB 15,464 and RMB 28,626, respectively.
Depreciation expense was RMB 86,847, RMB 160,270 and RMB 285,435 for the years ended December 31, 2008, 2009 and 2010, respectively, and is recorded in manufacturing overhead, selling, general and administrative expenses, research and development expenses.
For the year ended December 31, 2009 and 2010, the Group wrote down the carrying value in the amount of RMB 18,010 and RMB 47,286 of certain machineries respectively. The expense that was recognized from these machineries which were idle or malfunctioned for a prolonged period is as a result of accelerated depreciation from revising their remaining estimated useful life.
For the year ended December 31, 2010, the Group acquired 100 percent of the shares of Shanghai Jinglong Solar Technology Co., Ltd. for a cash consideration of RMB 198,960. This transaction was accounted for as an asset acquisition (Note 23 (d)).

Intangible Assets, Net	12 Months Ended
Dec. 31, 2010
Intangible Assets, Net [Abstract]
Intangible assets, net
10.	Intangible assets, net
Intangible assets consisted of the following:

		Accumulated
	Gross	Amortization	Net
	RMB	RMB	RMB
As of December 31, 2009
Technical know-how	9,000	(5,250)	3,750
Purchased software and others	9,462	(1,255)	8,207

	18,462	(6,505)	11,957

As of December 31, 2010
Technical know-how	9,000	(6,375)	2,625
Purchased software and others	15,482	(3,775)	11,707

	24,482	(10,150)	14,332

Amortization expense was RMB 1,344, RMB 2,125 and RMB 3,645 for the years ended December 31, 2008, 2009 and 2010, respectively, and is recorded in manufacturing overhead, selling, general and administrative expenses, research and development expenses.
Amortization expense of the existing technical know-how and purchased software for each of the next five years will be approximately RMB 2,296.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income taxes
11.	Income taxes
The Company is a tax exempt company incorporated in the Cayman Islands. Under the laws of Cayman Islands, the Company is not subject to tax on income or capital gain. The Company’s subsidiary established in the British Virgin Islands is tax exempt under the laws of British Virgin Islands, and accordingly, is not subject to tax on income or capital gain.
The Group’s operating subsidiaries, JA Hebei, JA Fengxian, JA Zhabei and JA Yangzhou, are wholly foreign-owned enterprises incorporated in the PRC and subject to PRC Foreign Enterprise Income Tax (“FEIT”) Law before January 1, 2008. Pursuant to FEIT Law, foreign-invested enterprise (“FIEs”) are subject to FEIT at a state tax rate of 30% plus a local tax rate of 3% on PRC taxable income. FIEs are also entitled to be exempted from FEIT for a 2-year period starting from their first profit-making year followed by a 50% reduction of FEIT payable for the subsequent three years, if they fall into the category of production-oriented enterprises with an operational period of more than 10 years in China. Specifically, with respect to income generated by assets acquired by JA Hebei through capital injection made during the fiscal years 2005 and 2006, JA Hebei has received approval from the relevant tax authorities for a two-year enterprise income tax exemption for 2006 and 2007, as well as a 50% enterprise income tax reduction for 2008, 2009 and 2010. With respect to income generated by assets newly acquired by JA Hebei through capital injection made during 2007, JA Hebei has received approval from the relevant tax authorities for a separate two-year enterprise income tax exemption for 2007 and 2008, as well as a 50% enterprise income tax reduction for 2009, 2010 and 2011. No tax holiday was granted with respect to the income generated by assets newly acquired by JA Hebei through capital injection made during 2008. JA Fengxian and JA Yangzhou all have cumulative losses as of December 31, 2008 and their tax holidays were deemed to commence in 2008 and can be utilized until expiry pursuant to the new CIT law (refer to below). JA Zhabei, which is not a production-oriented enterprise, JA Lianyungang, which was established in 2008, and JA Yangzhou R&D and JA Yangzhou PV, which were established in 2009, JA Donghai and JA Jinglong, which were established/acquired in 2010, are not entitled to the tax holiday.
On March 16, 2007, the National People’s Congress of China enacted a new Corporate Income Tax (“CIT”) law, under which FIEs and domestic companies would be subject to CIT at a uniform rate of 25%. The new CIT law has become effective on January 1, 2008. The grandfathering treatments for unutilized tax holiday are provided for certain qualified FIEs. For those FIEs which have already commenced their qualified tax holidays before 2008, they can continue to enjoy the remaining unutilized tax holidays until expiry. For those qualified old FIEs which have not commenced their tax holidays before 2008 due to cumulative losses, their tax holidays will be deemed to commence in 2008 and can be utilized until expiry. Currently, the Group does not believe the new CIT law will affect the preferential tax treatments (i.e. the unutilized tax holiday) enjoyed by the Group. The CIT law and the Transition Period Implementation Rules did not clearly address the application of the transitional preferential policies to assets acquired through new capital injection made to a qualified entity after March 16, 2007, the date of enactment of the new CIT law. If future guidance is issued by the State Taxation of Administration to clarify this issue and it is determined that capital injection made after March 16, 2007 does not qualify for a separate “two plus three” tax holiday, the tax rate of JA Hebei as well as the income tax liability of JA Hebei for 2008 could increase.
On February 22, 2008, the Ministry of Finance (“MOF”) and the State Administration of Taxation (“SAT”) jointly issued Cai Shui [2008] Circular 1 (“Circular 1”). According to Article 4 of Circular 1, distributions of accumulated profits earned by a FIE prior to January 1, 2008 to foreign investor(s) in 2008 or after will be exempt from withholding tax (“WHT”) while distribution of the profit earned by an FIE after January 1, 2008 to its foreign investor(s) shall be subject to WHT at a rate up to 10% (lower rate is available under the protection of tax treaties). As a result, if any dividends are declared out of the cumulative retained earnings as of December 31, 2007, they should be exempt from WHT. No dividend was declared in 2008 and 2009. In 2010, JA Hebei declared USD 80 million of dividends out of the cumulative retained earnings as of December 31, 2007 to JA BVI, which are exempt for WHT. Since the Group intend to indefinitely reinvest its earnings to further expand its businesses in mainland China, its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies in the foreseeable future. Undistributed earnings as of December 31, 2008, 2009 and 2010 are considered to be indefinitely reinvested, and therefore, no deferred tax liability was recognized.
No income tax provision has been made for JA HongKong in any period, as the Group did not have assessable profits subject to Hong Kong Profit Tax for the years presented.
The tax benefit/(expense) comprises:

	For the year	For the year	For the year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2008	2009	2010
Current tax	(46,859)	(29,671)	(289,522)
Deferred tax	22,977	21,672	36,815

	(23,882)	(7,999)	(252,707)

Components of deferred tax assets consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Deferred tax assets:
Temporary differences:
Pre-operating expenses	9,848	12,200
Amortization of intangible assets	385	413
Accrued warranty cost	1,483	4,655
Accrued expenses	—	24,992
Net loss carried forward	33,522	40,700
Depreciation of property and equipment	22,322	45,754
Inventory provision and idle capacity charges	14,630	18,995
Impairment provision for doubtful debtors	9,602	1,008
Impairment provision for advance to suppliers	6,495	13,180
Impairment provision for property and equipment	2,135	10,368
Capitalized interest	(1,214)	(11,914)
Others	—	2,690

Deferred tax assets	99,208	163,041

Less: valuation allowance	(48,990)	(76,174)

Deferred tax assets-net	50,218	86,867

Deferred tax assets are analyzed as:
Current	24,607	45,890
Non-Current	26,825	50,073

	51,432	95,963

Deferred tax liability are analyzed as:
Current	(164)	(998)
Non-Current	(1,050)	(8,098)

	(1,214)	(9,096)

	50,218	86,867

The following table presents the movement of the valuation allowance for deferred tax assets:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Balance at beginning of the year	13,417	48,990
Allowance made during the year	35,573	27,184
Reversals	—	—

Balance at end of the year	48,990	76,174

The Group has made some portion of valuation allowance against its net deferred tax assets. The Group evaluates a variety of factors in determining the amount of the valuation allowance, including that the Group exited the development stage, its limited earnings history, the tax holiday period, the existence of taxable temporary differences, and near-term earnings expectations. Future reversal of the valuation allowance will be recognized upon the earlier of when the benefit is realized or when it has been determined that it is more likely than not that the benefit will be realized through future earnings.

Reconciliation between the provision for income tax computed by applying the statutory FEIT/CIT and the Group’s effective tax rate:

	For the year	For the year	For the year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2008	2009	2010
PRC enterprise income tax	25%	(25)%	25%
Effect of permanent differences:
Share based compensation and other permanent difference	(95.4)%	13.1%	1.2%
Tax credit associated with domestic fixed asset purchases	—	(6.7)%	0%
Effect of tax holiday and tax differential of certain subsidiaries	(31.3)%	(22.6)%	(11.5)%
Effect of tax rate change	3.5%	13.3%	(0.4)%
Valuation allowance	1.9%	32.1%	(1.8)%

	(96.3)%	4.2%	12.5%

The aggregate amount and per share effect of the tax holiday are as follows:

	For the year	For the year	For the year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2008	2009	2010
The aggregate dollar effect	209,844	86,710	274,886
Per share effect-basic	1.34	0.54	1.69

Per share effect-diluted	1.25	0.54	1.61

The Group adopted the provisions of ASC 740, Income Taxes. The Group has performed assessment on its tax positions related to ASC 740, and concluded that the adoption of ASC 740 did not have any material impact on the Group’s financial position as of December 31, 2009 and 2010.

Prepayment for Land Use Rights	12 Months Ended
Dec. 31, 2010
Prepayment for Land Use Rights [Abstract]
Prepayment for land use rights
12.	Prepayment for land use rights
The prepayment for land use rights of the Group represented prepaid operating lease payments in obtaining land use rights in the PRC for a period of 50 years.

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Cost	52,076	208,916
Less: accumulated amortization	(1,517)	(9,248)

Net book value	50,559	199,668

Current portion of prepayment for land use rights (recorded in other current assets)	1,042	4,178
Non-current portion of prepayment for land use rights	49,517	195,490

Total	50,559	199,668

Bank Borrowings	12 Months Ended
Dec. 31, 2010
Bank Borrowings [Abstract]
Bank borrowings
13.	Bank borrowings

			Principal		Interest
			Amount ( in		Payment
Lender	Date of Borrowing	Due Date	RMB)	Interest rate	Periods

As of December 31, 2009
Short term:
Agriculture Bank of China	September 2009	March 2010	10,000	4.37%	Monthly

Long term:
Agriculture Bank of China	June 2009	June 2012	20,000	5.4%	Monthly
China Construction Bank	June 2009	June 2011	40,000	5.4%	Monthly
Export-Import Bank of China	June 2009	June 2012	500,000	3.51%	Quarterly
Export-Import Bank of China	June 2009	June 2012	120,000	3.51%	Quarterly

Subtotal			680,000

Total bank borrowings			690,000

As of December 31, 2010
Export-Import Bank of China	June 2009	June 2012	120,000	3.51%	Quarterly
Bank of China	July 2010	July 2013	100,000	5.13%	Quarterly
Bank of China	October 2010	October 2013	100,000	5.13%	Quarterly
Bank of China	November 2010	May 2012	300,000	5.04%	Quarterly
Bank of China	November 2010	November 2013	100,000	5.32%	Quarterly
Agriculture Bank of China	April 2010	April 2013	80,000	5.264%	Monthly
Agriculture Bank of China	May 2010	November 2012	100,000	5.13%	Monthly
Agriculture Bank of China	October 2010	April 2013	20,000	5.04%	Monthly
Agriculture Bank of China	November 2010	May 2013	40,000	5.04%	Monthly
Agriculture Bank of China	December 2010	June 2013	40,000	5.04%	Monthly
Agriculture Bank of China	December 2010	December 2013	120,000	5.264%	Monthly
China Construction Bank	May 2010	May 2012	160,000	5.238%	Monthly
China Construction Bank	November 2010	November 2012	40,000	5.32%	Monthly
Bank of Communications	October 2010	April 2013	200,000	5.04%	Quarterly

Total bank borrowings			1,520,000

The bank borrowings outstanding as of December 31, 2009 and 2010 bore an average interest rate of 3.69% and 5.01% per annum, respectively. These loans are borrowed from various financial institutions. The borrowings have six month to 3 years terms and expire at various times. The unused lines of credit were RMB 1,254,000 as of December 31, 2010. These facilities contain no specific renewal terms and require no collateral.

The long-term bank borrowing from Export-Import Bank of China due June 2012 of RMB 120,000 as of December 31, 2010 was guaranteed by Shanghai Rural Commercial Bank, who charged an annual guarantee fee of 0.3% of the principal. JA Zhabei provided counter-guarantee to Shanghai Rural Commercial Bank with a cash deposit of RMB 20,000 and the remaining RMB 100,000 was pledged by a building with a net book value of RMB 115,869 (Note 9).

During the year ended December 31, 2010, the Group repaid the long-term bank borrowing from Export-Import Bank of China which was originally due in June 2012 with the amount of RMB 500,000.

Interest incurred for bank borrowings for the year ended December 31, 2008, 2009 and 2010 amounted to RMB 3,082, RMB 30,275 and RMB 58,045 respectively, of which RMB 1,404, RMB 6,696 and RMB 14,355 was capitalized in the cost of property and equipment.

Senior Convertible Notes	12 Months Ended
Dec. 31, 2010
Senior Convertible Notes [Abstract]
Senior Convertible Notes
14.	Senior Convertible Notes

On May 13, 2008, the Company entered into an underwriting agreement for the sale by the Company to the public of  $350,000 aggregate principal amount of 4.5% Senior Convertible Notes due 2013 (the “Senior Notes”). The Company granted to the underwriters a 30-day option to purchase up to an additional  $50,000 aggregate principal amount of Senior Notes. On May 19, 2008, the Company completed its public offering of  $400,000 aggregate principal amount of its Senior Notes which includes the underwriter’s exercise of their option. Net proceeds to the Company from the offering were approximately RMB 2,709,538. The Company’s financing costs associated with the Senior Notes are amortized through interest expense over the life of the Senior Notes from May 2008 to the first put date, or May 2013 using the effective interest rate method. The amount amortized to interest expense for the year ended December 31, 2008, 2009 and 2010 was RMB 4,900, RMB 7,084 and RMB 7,552 respectively. This change in the balance of deferred issuance cost includes the pro-rate reduction of deferred issuance cost that is a component of the extinguished gain from convertible notes bought back by the Group.

The Senior Notes bear interest at the rate of 4.5% per year, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2008. The Senior Notes will mature on May 15, 2013 unless previously repurchased by the Company or converted in accordance with their terms prior to such date. On or after May 15, 2011, the Company has the option to redeem for cash all or part of the Notes at principal if the closing sale price of the Company’s ADS exceeds 130% of the then effective conversion price for at least 20 trading days during the period of the 30 consecutive trading days ending on the last trading day on which notice of redemption is provided. If certain fundamental changes occur at any time prior to maturity, holders of the Senior Notes may require the Company to repurchase their Senior Notes in whole or in part for cash equal to 100% of the principal amount of the Senior Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase. The interest expense recognized for interest payable to the Senior Notes holders was RMB 75,381, RMB 88,731 and RMB 67,876 for the year ended December 31, 2008, 2009 and 2010 respectively.

Each  $1,000 principal amount of the Senior Notes will initially be convertible into 32.8138 American Depository Shares, or ADSs, par value  $.0001 per share at a conversion price of  $30.475, subject to adjustment. The Senior Notes are convertible at maturity and upon certain other events, including when the trading price of the Company’s ADS exceeds 130% of the then effective conversion price for at least 20 trading days during the period of the 30 consecutive trading days ending on the last trading day of the previous fiscal quarter.

The Company used the proceeds from the issuance of the convertible notes for the purchase and construction of manufacturing equipment and facilities, the purchase and prepayment of raw materials, working capital and other general corporate purposes.

The Company’s functional currency is different from the denomination of the Senior Notes and the Company’s early redemption option is contingent upon its ADS price. Therefore, in accordance with ASC 815, Derivatives and Hedging, the Company accounted for the conversion feature, early redemption option and conversion rate adjustment feature (together, “Embedded Derivatives”) as a freestanding instrument separately in the balance sheet. The Notes were recorded with a discount equal to the value of the Embedded Derivatives at the transaction date and will be accreted to the redemption value of the Notes over the life of the Notes. The change in fair value of the Embedded Derivatives of RMB 785,608, RMB (55,106) and RMB 70,458 was recorded in Consolidated Statements of Operations for the year ended December 31, 2008, 2009 and 2010 respectively. This change in fair value excludes the pro-rata reduction of the Embedded Derivatives that are a component of the extinguishment gain from convertible notes bought back by the Group. The interest expense recognized for accretion to the redemption value of the Senior Notes was RMB 81,808, RMB 104,226 and RMB 95,547 for the year ended December 31, 2008, 2009 and 2010 respectively.

During the years ended December 31, 2008 and 2009, the Company bought back US $78,526 and US $93,301(par value) of the Notes at prices ranging from 28.19% to 40.46% and 39.36% to 79.25%, respectively. The Company did not make any repurchase of the Notes during the year ended December 31, 2010. During the years ended December 31, 2008, 2009 and 2010, the gain/(loss) from convertible notes buyback was RMB 161,333, RMB (24,156) and RMB nil respectively. As of December 31, 2010, the notional outstanding amount of the Senior Notes was RMB 1,511,121 (US $228,173). The estimated fair value of the Senior Notes as of December 31, 2010 was RMB 1,488,452 (US $224,750).

Capped Call

Concurrent with the Company’s issuance of the Senior Notes on May 12, 2008, it entered into capped call option transactions with two financial institutions (the “counterparties”) that are affiliates of two of the underwriters of the Senior Notes. The capped call transactions was designed to reduce the dilution that would otherwise occur as a result of new common stock issuances upon conversion of the Senior Notes, and effectively increase the conversion price of the Senior Notes for the Company to  $37.375 per ADS from the actual conversion price to the Senior Notes holders of  $30.475 per ADS. The total premium paid by the Company for the capped call transactions was RMB 226,087.

The Company’s functional currency is different from the denomination of the capped call. Therefore, in accordance with ASC 815, Derivatives and Hedging, the Company accounted for the capped call transactions as freestanding derivative assets in the Consolidated Balance Sheet. The derivative is marked to market each reporting period utilizing the Black-Scholes option pricing model.

On September 15, 2008 and October 3, 2008, respectively, one of the underwriters and its affiliate filed for protection under Chapter 11 of the federal Bankruptcy Code, an event of default under the agreement. As a result of the default, the counterparty is not expected to perform its obligations if such obligations were to be triggered. The Company has written down the fair value of the derivative in relation to this counterparty to nil given the counterparty is in bankruptcy and lacks the ability and intent to settle the contract as of period end. The fair value of the derivative asset purchased from the other counterparty was RMB 4,033 and RMB 9,127 as of December 31, 2009 and 2010 respectively. The change in fair value of this derivative recorded in the income statement was RMB (221,602), RMB (453) and RMB 5,094 for the year ended December 31, 2008, 2009 and 2010 respectively.

ADS Lending Agreement

Concurrent with the offering and sale of the Senior Notes on May 12, 2008, the Company entered into a share lending agreement (the “ADS Lending Agreement”) with certain financial institutions (the “ADS Borrower (s)”), pursuant to which the Company loaned 13,125,520 shares of its common stock (the “Borrowed Shares”) to the ADS Borrowers. The ADS Borrowers will receive all of the proceeds from the sale of the borrowed ADSs. The Company will not receive any proceeds from the sale of the borrowed ADSs pursuant to the ADS Lending Agreement, but the Company will receive from the ADS Borrowers a nominal lending fee of  $0.0001 per ADS for each ADS that the Company loan pursuant to the ADS Lending Agreements. The nominal lending fee is reported as increases to additional paid in capital. These borrowed shares must be returned to the Company no later than May 15, 2013, or sooner if certain conditions are met.

These shares were considered issued and outstanding for corporate law purposes at the time they were loaned; however, at the time of the loan they were not considered outstanding for the purpose of computing and reporting earnings per share because these shares were to be returned to the Company no later than May 15, 2013, the maturity date of the Senior Notes. On September 15, 2008, one of the ADS borrowers, who the Company had loaned 6,562,760 shares of its common stock, filed for protection under Chapter 11 of the federal Bankruptcy Code and was placed into administration proceeding in the United Kingdom.

As a result of the bankruptcy filing and the administration proceeding, the ADS Lending Agreement automatically terminated and the ADS Borrower was contractually required to return the shares to the Company. The Company has since demanded the immediate return of all outstanding borrowed shares, however, the shares have not yet been returned. Also under the agreement, the ADS borrower was supposed to transfer collateral to an affiliate equal to the fair value of the shares loaned after it received a credit downgrade on September 15, 2008. Such collateral was to be held in a collateral account for the Company. No collateral transfer was made and the Company is not aware of any collateral account existing. While the Company believes it is exercising all of its legal remedies, it has included these shares in its per share calculation on a weighted average basis due to the uncertainty regarding the recovery of the borrowed shares.

On January 1, 2010, the Company adopted the FASB’s update to the Debt topic of the FASB codification which requires an entity that enters into an equity-classified share lending agreement, utilizing its own shares, in contemplation of a convertible debt issuance or other financing to initially measure the share lending arrangement at fair value and treat it as a cost of the financing. The Company estimated that the fair value of the share lending arrangement at issuance was RMB 230,729. In addition, if it becomes probable that the counterparty to the arrangement will default, the issuer shall recognize an expense for the fair value of the unreturned shares, net of probable recoveries. Due to the bankruptcy of one of the ADS borrowers, the Company recognized an expense of RMB 469,042 for the year ended 31 December 2008 and no subsequent changes in the amount of the probable recoveries were recognized in 2010. The unamortized amount of the issuance costs associated with the share-lending arrangement included in the deferred issuance cost in the balance sheet were RMB 107,080 and RMB 83,367 as of 31 December 2009 and 2010 respectively. The fair value of the outstanding loaned shares was RMB 601,533 (USD 90,829) as of 31 December 2010. The amount of interest cost recognized relating to the amortization of the issuance cost associated with the share-lending arrangement were RMB 11,730, RMB 17,873 and RMB 20,815 for the year ended 31 December 2008, 2009 and 2010 respectively.

These rules require revision of prior periods to conform to current accounting. As a result of retrospectively adopting the new guidance related to the Company’s offering of senior convertible notes in May 2008, certain line items in the consolidated balance sheet and statement of operations for 2008 and 2009 have been revised. (Note 2(z))

Other Payables to Third Parties	12 Months Ended
Dec. 31, 2010
Other Payables toThird Parties [Abstract]
Other payables to third parties
15.	Other payables to third parties
Other payables consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Purchases of property and equipment	69,444	151,791
Professional service fees	1,392	71
Miscellaneous tax payables	3,907	13,190
Others	5,848	26,952

Total other payables	80,591	192,004

Accrued Expenses	12 Months Ended
Dec. 31, 2010
Accrued Expenses [Abstract]
Accrued expenses
16.	Accrued expenses
Accrued expenses consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Professional service fees	12,773	18,956
Interest	764	2,680
Utilities	3,750	7,337
Customs clearing charges	33	19,721
Others	3,793	13,182

Total accrued expenses	21,113	61,876

Accrued Warranty Cost	12 Months Ended
Dec. 31, 2010
Accrued Warranty Cost [Abstract]
Accrued warranty cost
17.	Accrued warranty cost
The movement of Group’s accrued warranty costs for solar module is summarized below:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Beginning balance	5,185	5,931
Warranty provision	746	25,346
Warranty cost incurred	—	—

Ending balance	5,931	31,277

Share-Based Compensation	12 Months Ended
Dec. 31, 2010
Share-Based Compensation [Abstract]
Share-based compensation
18.	Share-based compensation
As of December 31, 2010, the Company had one share-based compensation plan, which is described below.

On August 18, 2006, the shareholders of the Company approved the 2006 Stock Incentive Plan (the “Plan”), which permits the grant of share options and shares to its eligible recipients for up to 8,656,000 ordinary shares plus a number of ordinary shares equal to 10% of any additional share capital of the Company issued following the effective date of the Plan. The Group believes that such awards better align the interests of its employees with those of its shareholders.

a)	Options

During the year ended December 31, 2010, the Company granted 1,650,000 ordinary share options to certain of its employees. The exercise price of these options is $4.88 per option.

The batch of options granted in year 2010 was granted with the exercise price equal to the market price of the equity stock at the date of grant and has 10-year contractual terms. The Company has various vesting schedules but generally in the range of 2 to 4 years.

The Company adopted the fair value recognition provision of ASC 718 on January 1, 2006. ASC 718 requires that compensation cost relating to share-based payment transactions be recognized in the Group’s statement of operations over the service period (generally the vesting period). That cost is measured based upon the fair value of the option issued as calculated under the Black Scholes option pricing model. The Group’s share-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense in correlation with the vesting percentages.

The Group recognized a pre-tax charge of RMB 93,432, RMB 79,030 and RMB 28,559 (included in selling, general, and administrative expenses and manufacturing overhead, of which RMB 4,694, RMB 88 and RMB 249 was capitalized in the cost of inventory as of December 31, 2008, 2009 and 2010, respectively), for the year ended December 31, 2008, 2009 and 2010 associated with the expensing of stock options, respectively.

The weighted-average grant-date fair value of options granted during the year ended December 31, 2008, 2009 and 2010 were US $5.149, US $3.11 and US $4.88, respectively. The compensation that has been charged for the plan, net of the amounts reversed for options forfeited in excess of amounts estimated at the grant date, was RMB 88,738, RMB 79,067 and RMB 28,310 for the year ended December 31, 2008, 2009 and 2010, respectively. The amounts reversed associated with options forfeited were 59,586, 49,634 and 1,737 for the year ended December 31, 2008, 2009 and 2010, respectively. The total income tax benefit recognized in the income statement for share-based compensation arrangements was nil for the periods.

The Group used the forfeiture rate of 0%, 0% and 7.7% respectively for the year ended 2008, 2009 and 2010.

As of December 31, 2008, 2009 and 2010, there was RMB 447,602, RMB 28,073 and RMB 25,316 of total unrecognized compensation cost related to non-vested share-based employees arrangements granted under the Plan, respectively. The cost is expected to be recognized over a remaining weighted-average period of 23 months.

The Company expects to issue new shares to satisfy share option exercises.

These options will become fully vested upon a change in control or on any date at the discretion of the plan administrator. The fair value of ordinary shares granted prior to IPO was determined retrospectively to the time at grant and at each reporting date. The fair value of option grant is estimated on the date of grant using the Black-Scholes-Merton model with the following assumptions for options granted to employees and non-employees during the year ended December 31, 2008, 2009 and 2010 respectively:

	For the year	For the year	For the year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2008	2009	2010
Average risk-free rate	1.99-3.82%	1.59%-3.03%	2.74%
Weighted average expected option life	5.75-6.33 years	6.33 years	6 years
Volatility rate	55-75%	75%	70%
Dividend	—	—	—

(1)	The risk-free interest rate is based on the U.S. Treasury yield for a term consistent with the expected life of the awards in effect at the time of grant.

(2)
The average expected option life is based on the contractual term of the option and expected employee exercise and post-vesting employment termination behavior. Currently, it is based on the simplified approach.

(3)	The Company has no history or expectation of paying dividends on its ordinary shares.

(4)	The Company chose to use the historical volatility and implied volatility of a basket of comparable publicly-traded companies for a period equal to the expected term preceding the grant date.
The following table summarizes information with respect to share options outstanding on December 31, 2010:

			Weighted
		Weighted	Average
		Average	Remaining	Intrinsic
		Exercise	Contractual Life	Value (US $,
	Shares	Price (US $)	(Year)	in thousands)
Outstanding at December 31, 2008	9,550,000	8.7	9.26	(41,378)
Granted	1,013,000	3.11	—	—
Forfeited	(6,399,600)	10.18	—	—
Exercised	(1,036,400)	2.38	—	—

Outstanding at December 31, 2009	3,127,000	5.96	7.19	(800)
Granted	1,650,000	4.88	—	—
Forfeited	(560,000)	3.99	—	—
Exercised	(381,350)	3.20	—	—

Outstanding at December 31, 2010	3,835,650	6.05	8.28	3,337

Exercisable at December 31, 2010	734,200	9.45	7.11	(1,858)

The total intrinsic value of options exercised during the years ended December 31, 2008, 2009, and 2010 was $7,948, $2,016 and $1,166 respectively.
b)	Restricted share units (“RSU”)

RSUs are commitments made to issue ordinary shares at the time that each underlying RSU vests. The RSUs are not legally issued ordinary shares nor do they comprise outstanding ordinary shares and therefore, do not give their holders voting or dividend rights.

During 2010, the Company granted 1,100,000 restricted share units to certain employees, which vest over 3 to 4 years.

Upon vesting, the shares will be issued by the Company.
The following table summarizes information with respect to RSUs outstanding on December 31, 2010:

		Weighted Average
	Shares	Fair Value (US $)
Nonvested at December 31, 2008	15,000	12.41
Granted	2,242,000	5.00
Vested	(15,000)	12.41
Forfeited	—	—

Nonvested at December 31, 2009	2,242,000	5.00

Granted	1,100,000	5.19
Vested	(576,500)	4.66
Forfeited	(337,500)	4.66

Nonvested at December 31, 2010	2,428,000	4.90

For RSUs, the Company recognized a pre-tax charge of RMB 19,760, RMB 17,169 and RMB 43,226 (included in selling, general, and administrative expenses) for the years ended December 31, 2008, 2009 and 2010, respectively. Unrecognized compensation expense related to the RSUs for the years ended December 31, 2008, 2009 and 2010 were RMB 905, RMB 10,065 and RMB 38,778, respectively. The cost is expected to be recognized over a remaining weighted average period of 30 months. The fair value of shares vested during the year ended December 31, 2008, 2009 and 2010 was RMB 43,057, RMB 468 and RMB 23,022, respectively.

Some of the RSUs are classified as liabilities as of December 31, 2009, as these RSUs can be settled through a cash payment upon vesting at the Employee’s option and subject to applicable laws and regulations and the memorandum of association and articles of the Company. In 2010, the Company modified these cash-settled RSU awards and the RSUs were classified out of liabilities. As required by ASC718 the Company used the fair value at amendment date to calculate the share based compensation cost for the equity classified RSUs.

Foreign Currency Forward Contracts	12 Months Ended
Dec. 31, 2010
Foreign Currency Forward Contracts [Abstract]
Foreign currency forward contracts
19.	Foreign currency forward contracts

The Group, as a result of its global operating and financing activities, is exposed to changes in foreign currency exchange rates which may adversely affect its results of operations and financial position. The Group uses foreign currency forward exchange contracts to hedge the exposure to foreign currency risk, primarily the Euro and US dollar. The purpose of the Group’s foreign currency derivative activities is to protect the Group from the risk that the Renminbi net cash flows resulting from forecasted foreign currency-denominated transactions will be negatively affected by changes in exchange rates. The Group uses foreign currency forward exchange contracts to offset changes in the amount of future cash flows associated with certain third-party sales expected to occur within the next 12 months.

The Group accounts for derivative instruments pursuant to ASC 815, Derivatives and Hedging, as amended and interpreted, and recognizes all derivative instruments as either assets or liabilities at fair value in other assets or other liabilities in the consolidated balance sheets. The Group has evaluated various factors and determined that there is no ineffectiveness to be recorded for the foreign-currency forward contracts entered in 2010, and the foreign currency forward exchange contracts qualified for foreign currency cash flow hedge accounting. When hedging relationships are highly effective, the effective portion of the gain or loss on the derivative cash flow hedges is recorded in accumulated other comprehensive income, net of tax, until the underlying hedged transaction is recognized in the consolidated income statements. The ineffective portion of cash flow hedges, if any, is recognized in income immediately. The effectiveness of designated hedging relationships is tested and documented on quarterly basis. During the year ended December 31, 2010, the Group entered into foreign exchange forward contracts with a notional amount of Euro 186,593 and US Dollar 335,976. As of December 31, 2010, the Group had outstanding foreign currency forward exchange contracts with notional amounts of Euro 12,807 and US Dollar 67,136, and the fair value of the open contracts, net of tax, was a gain of RMB 2,326, which was recorded in accumulated other comprehensive loss.

The following table displays the outstanding notional balances and the estimated fair value of the Group’s foreign-currency forward exchange contracts and embedded derivatives as of December 31, 2009 and 2010:

	As of December 31,	As of December 31,	As of December 31,	As of December 31,
	2009	2009	2010	2010
	RMB	RMB	RMB	RMB
	Notional Amount	Estimate fair value	Notional Amount	Estimate fair value
Foreign exchange forward contracts under cash flow hedge, recorded in other current assets / (other payables to third parties)	10,716	(831)	557,407	2,493
Embedded foreign currency derivatives recorded in derivative assets	491,630	6,488	238,417	5,464
Capped call options recorded in derivative assets	—	4,033	—	9,127
Embedded derivatives underlying convertible notes recorded in embedded derivatives	—	(136,632)	—	(66,174)

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued operations
20.	Discontinued operations

Due to the Group’s decision to focus its future efforts on the solar cells and solar power products business, the Group discontinued the PV power plant business, which was begun in 2009 and previously represented a component of the Group. In December 2010, the Group entered into a contract to sell JA Korea for a total price of RMB 82,268 to a third party unrelated to the Group. The sales price represents the fair value of the subsidiary and was approved by the audit committee and all the independent directors.

The carrying amount of net assets in this disposal group of RMB 104,235 was written down to its fair value less cost to sell of RMB 82,268. This loss of RMB 21,967 from disposal of net assets of discontinued operations has been included results from discontinued operations for the year ended December 31, 2010. Assets and liabilities from the discontinued operations after this write down, excluding currency translation adjustments of RMB 7,405 are summarized below.

Cash flows from the PV power plant business have not been separately classified on the consolidated statement of cash flows as they are not material for periods presented. The transaction was subsequently completed in March 2011 with no adjustments to the previously estimated fair value.

Summarized operating results from discontinued operations in the Company’s consolidated statements of operations were as follows:

	For the year	For the year
	ended	ended
	December 31,	December 31,
	2009	2010
Income from operations of a discontinued component, net of tax	3,415	2,137
Loss from disposal of a discontinued component	—	(21,967)

Income/(loss) from discontinued operations, net of tax	3,415	(19,830)

Summarized assets and liabilities from the discontinued operations included in the Company’s consolidated balance sheets were as follows:

As of December
31,
2010
RMB
Assets of discontinued operations
Other current assets	841
Property and equipment, net	74,637

Total assets of discontinued operations	75,478

Liabilities of discontinued operations
Tax payables	339
Payroll and welfare payable	19
Other payables to third parties	229
Accrued expenses	28

Total liabilities of discontinued operations	615

Mainland China Contribution Plan and Profit Appropriation	12 Months Ended
Dec. 31, 2010
Mainland China Contribution Plan and Profit Appropriation [Abstract]
Mainland China contribution plan and profit appropriation
21.	Mainland China contribution plan and profit appropriation
a)	China contribution plan

Full-time employees of the Group in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on certain percentage of the employees’ salaries. The total contribution for such employee benefits was RMB 16,203 and RMB 27,759 and RMB 39,069 for the year ended December 31, 2008, 2009 and 2010, respectively.

b)	Statutory reserves

Pursuant to laws applicable to entities incorporated in the PRC, the subsidiaries in the PRC should make appropriations from after-tax profit to non-distributable reserve funds. These reserve funds include the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. The subsidiaries in the PRC are required to transfer at least 10% of their profit after taxation (as determined under accounting principles generally accepted in the PRC at each year-end) to the general reserve fund until the reserve balance reaches 50% of their respective registered capital. The appropriations to other funds are at the PRC subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprises expansion, staff bonus, and welfare and not distributable as cash dividends.

JA Hebei made RMB 97,957, RMB 24,359 and RMB 93,818 for the general Statutory Reserves in the year ended December 31, 2008, 2009 and 2010, respectively.

JA Yangzhou made RMB nil, RMB 17,267 and RMB 89,527 for the general Statutory Reserves in the year ended December 31, 2008, 2009 and 2010, respectively.

JA Lianyungang made RMB nil, RMB nil and RMB 2,939 for the general Statutory Reserves in the year ended December 31, 2008, 2009 and 2010, respectively.
c)	Restricted capital

The following paid-in-capital amounts are unavailable for distribution as nominal dividends to the Company:

	Paid-in Capital
Legal Entity	restricted
JingAo Solar Co., Ltd.	RMB	1,000,000
Shanghai JA Solar Technology Co., Ltd.	US $	20,000
Shanghai JA Solar PV Technology Co., Ltd.	US $	20,000
JA Solar Technology Yangzhou Co., Ltd.	US $	230,000
Jing Hai Yang Semiconductor Materials (Donghai) Co., Ltd.	US $	73,000
JA Solar Yangzhou R&D Co., Ltd.	RMB	50,000
JA Yangzhou PV technology Co., Ltd.	US $	10,000
Shanghai Jinglong Solar Technology Co., Ltd.	RMB	180,000
Donghai JA Solar Technology Co., Ltd.	RMB	50,000

Net (Loss)/Income Per Share	12 Months Ended
Dec. 31, 2010
Net (Loss)/Income Per Share [Abstract]
Net (loss)/income per share
22.	Net (loss)/income per share
Basic and diluted net (loss)/income per share for the year ended December 31, 2008, 2009 and 2010 are calculated as follows:

	December 31,	December 31,	December 31,
	2008	2009	2010
	As adjusted	As adjusted
	(Note 2(z))	(Note 2(z))

Numerator:

Numerator for basic (loss)/earnings per share from continuing operations	(48,695)	(196,914)	1,775,181
Dilutive effect of:
Change in fair value of embedded derivatives underlying convertible notes	(785,608)	—	(70,458)
Gain on buyback of convertible notes	(161,333)	—	—
Foreign exchange gain on convertible notes	(32,646)	—	(33,021)
Accretion of non-cash interest charge on convertible notes	81,808	—	95,547
Amortization of deferred issuance cost in relation to convertible notes	16,631	—	28,368
Interest expense of convertible notes	75,650	—	67,876
Capitalized interest	(4,630)	—	(28,626)

Numerator for diluted (loss)/earnings per share from continuing operations	(858,823)	(196,914)	1,834,867

Denominator:
Denominator for basic earnings per share — weighted average ordinary shares outstanding*	156,380,060	161,643,312	162,900,657
Dilutive effect of share options**	—	—	728,804
Dilutive effect of convertible notes**	11,058,130	—	7,487,223

Denominator for diluted earnings per share	167,438,190	161,643,312	171,116,684

Basic (loss)/earnings per share from continuing operations	(0.31)	(1.22)	10.90

Diluted (loss)/earnings per share from continuing operations	(5.13)	(1.22)	10.72

*
6,562,760 shares loaned pursuant to the ADS Lending Agreement that were to be returned to us have been included in the per share calculation on a weighted average basis due to the uncertainty regarding the recovery of the borrowed shares (see Note 14).

**
These potentially dilutive securities totalling 1,347,053 and 9,400,229 in 2008 and 2009, respectively, were not included in the calculation of dilutive earnings per share in 2008 and 2009 because of their anti-dilutive effect.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related party transactions
23.	Related party transactions
a)	Amounts due to related parties consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Payables to Hebei Jinglong Industry and Commerce Group Co., Ltd. (“Hebei Jinglong”)-short term	18,772	75,263
Payables to Solar Silicon Valley Electronic Science and Technology Co., Ltd. (“Silicon Valley”)-short term	27,978	—
Others-short term	11,518	46,818

Total amounts due to related parties-short term	58,268	122,081

b)	Amounts due from related parties consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Advances to Hebei Jinglong-short term	50,889	54,300
Advances to Hebei Jinglong-long term	118,722	46,498
Advances to Silicon Valley-short term	—	41,755
Others-short term	—	17,256

Total amounts due from related parties	169,611	159,809

c)	Transactions with Hebei Jinglong and Silicon Valley

Hebei Jinglong is 100% owned by the Group’s largest shareholder, Jinglong Group Co., Ltd. (“Jinglong BVI”), and thus, is a related party of the Group. Mr. Baofang Jin, the Group’s executive chairman, owns 32.96% equity interests in each of Hebei Jinglong and Jinglong BVI, and Mr. Bingyan Ren, the Group’s director, owns 4.79% equity interests in each of Hebei Jinglong and Jinglong BVI. Silicon Valley is a subsidiary of Hebei Jinglong and its consolidated subsidiaries (“Jinglong Group”), and thus, is also a related party of the Group.

Wafer supply

In July 2006, the Group entered into a long-term supply contract (the “Jinglong 2006 Contract”) with Hebei Jinglong for the supply of silicon wafers. The Jinglong 2006 Contract had an initial term of four and half years, from July 2006 to December 2010, which automatically extended for another three years until the end of 2013. The Group has also entered into various short-term supply contracts with Hebei Jinglong and Silicon Valley for the supply of silicon wafers (together with the Jinglong 2006 Contract, the “Jinglong Supply Contracts”). Under the Jinglong Supply Contracts, Jinglong Group has agreed to supply the Group with silicon wafers at prevailing market prices with a reasonable discount and under prepayment arrangements. The Group has entered into various supplemental agreements to the Jinglong Supply Contracts to specify certain performance terms, including amendment of prepayment amounts and their utilization.

In August 2007, the Group revised the monthly prepayment terms under the existing contract with Hebei Jinglong and Silicon Valley and made a prepayment of RMB 300,000 in August 2007 for wafers to be delivered in 2008. The prepayment will be used to offset subsequent purchases of wafers.

On September 24, 2008, the Group entered into a long-term silicon wafer supply contract with Silicon Valley. Pursuant to the contract, the Group made a prepayment of RMB 200,000 to Silicon Valley in September 2008 for wafers to be delivered in 2009. The prepayment will be used to offset subsequent purchases of wafers.

In February 2009, the Group revised the delivery terms in the original contracts signed in July 2006 and September 2008 with Hebei Jinglong and Silicon Valley. The unutilized prepayment balance was carried forward and to be used to offset future purchases.

The Group reviewed the contracts under ASC 815, Derivatives and Hedging, and ASC 810, Consolidation, and determined that it doesn’t contain an embedded derivative nor would the supplier contract cause the supplier to be a variable interest entity.

For the year ended 31 December 2008, 2009 and 2010, the Group purchased RMB 1,448,150, RMB 696,638 and RMB 1,629,433, respectively, of silicon waters from Hebei Jinglong and Silicon Valley. The Group will continue to purchase silicon wafers from Hebei Jinglong and Silicon Valley.

Unused prepayments were RMB 169,611 and RMB 142,553 at December 31, 2009 and 2010, respectively, and were recorded in advances to related party suppliers in the consolidated balance sheet.

Outsourcing service

The Group outsourced wafer processing services to Hebei Jinglong and Silicon Valley, where they helped the Group to turn polysilicon into wafers. The outsourcing service fee was RMB 3,198, RMB 17,422 and RMB 2,275 for Hebei Jinglong, RMB5,412, RMB nil and RMB 4,138 for Silicon Valley for the year ended December 31, 2008, 2009 and 2010, respectively.

Management fees and leasing

The Group leases properties from Hebei Jinglong and another related party under operating lease agreements. The Group incurred rental expenses under operating lease agreements to Hebei Jinglong in the amounts of RMB 8,754, RMB 16,644 and RMB 12,180 for the year ended December 31, 2008, 2009 and 2010, respectively. Outstanding accrual for the management fees due to Hebei Jinglong was RMB 40, RMB 20 and RMB 33 as of December 31, 2008, 2009 and 2010, and was recorded in amounts due to related parties in the consolidated balance sheet.

d)	Transactions with other related parties

The Group sold solar cells and modules and provided solar cells processing services to related companies that are subsidiaries of Hebei Jinglong except for Silicon Valley with the amount of RMB 5,168, RMB 5,206 and RMB 162,499 for the year ended December 31, 2008, 2009 and 2010, respectively. The Group also sold solar cells to a related company. Its chairman is also the chairman of the Group. The Group sold solar cells to the related company amounted to RMB 506,498 and RMB nil and RMB nil for the year ended December 31, 2008, 2009 and 2010, respectively. The Group also sold solar cells to a related company, whose independent director is also the independent director of the Group. The sales to the related company amounted to RMB nil, RMB nil, and RMB 2,379 for the year ended December 31, 2008, 2009 and 2010, respectively.

The Group provided solar cell processing service to a related company. Its chairman is also the chairman of the Group. The solar cell processing service fee amounted to RMB 9,521, RMB nil and RMB nil for the year ended December 31, 2008, 2009 and 2010, respectively.

The Group outsourced wafer processing services to three related companies where they helped the Group to turn polysilicon into wafers. The chairman of the two companies is also the chairman of the Group. The outsourcing service fee was RMB 80,314, RMB 38,875 and RMB 232,163 for the year ended December 31, 2008, 2009 and 2010, respectively.

The Group outsourced module processing service to a related company. Its chairman is also the chairman of the Group. The module processing service fee amounted to RMB 28,952, RMB nil and RMB nil for the year ended December 31, 2008, 2009 and 2010 respectively.

The Group purchased RMB 60,851, RMB 172,705 and RMB 875,192 of silicon wafers from several related companies for the year ended December 31, 2008, 2009 and 2010, respectively. Their chairman is also the chairman of the Group.

The Group acquired RMB nil, RMB 113,229 and RMB 10 of certain equipment from several related companies for the year ended December 31, 2008, 2009 and 2010, respectively. The chairman of these companies is also the chairman of the Group.

During the year ended December 31, 2010, the Group acquired 100 percent of the shares of Shanghai Jinglong Solar Technology Co., Ltd. from Ningjin Jinglong PV Investment Co., Ltd., a subsidiary of Hebei Jinglong, for a cash consideration of RMB 198,960, representing the fair value of the company based on an independent third party valuation. Shanghai Jinglong Solar Technology Co., Ltd. owns the land, building and facility previously leased by the Group for its module production operation in Fengxian, Shanghai. Shanghai Jinglong Solar Technology Co., Ltd. is not a business and this transaction was accounted for as an asset acquisition.

The Group considers that these transactions were carried out at arm’s length with prices comparable to other similar transactions with unrelated third parties.

Contingencies and Commitments	12 Months Ended
Dec. 31, 2010
Contingencies and Commitments [Abstract]
Contingencies and Commitments
24.	Contingencies and Commitments
a)	Legal contingencies

In December 2008, the Company were named as defendant in two putative securities class actions filed in the Unite States District Court for the Southern District of New York: Ellenburg v. JA Solar Holdings Co., Ltd., et al., Civil Action No. 08 CV 10475 (filed on December 3, 2008) and Zhang v. JA Solar Holdings Co., Ltd., et al., Civil Action No. 08 CV 11366 (filed on December 31, 2008). The complaints in the two actions, which are substantially identical, also name as defendants Mr. Huaijin Yang, our former chief executive officer, and Mr. Daniel Lui, our former chief financial officer and chief strategy officer, and allege that the defendants committed securities fraud in violation of Section 10(b) of the United States Securities and Exchange Act. The Court consolidated the two cases in April 2009. In February 2011, the Company reached an agreement in principle to settle these securities class action lawsuits. Under the terms of the proposed settlement, a sum of US $4.5 million (less any award of attorneys’ fees and costs to counsel for the class that may be approved by the Court) will be made available to shareholders who may qualify for a distribution under the settlement. As part of the settlement, the plaintiff agreed to dismiss the action and drop all claims against the Company and the individual defendants. The settlement is subject to the Court granting final approval of the settlement terms, which is set to be heard on June 24, 2011.

b)	Supplier contract

In order to better manage the Group’s unit costs and to secure adequate and timely supply of polysilicon and silicon wafers during the periods of shortages of polysilicon and silicon wafer supplies, the Group entered into a number of multi-year supply agreements from 2006 through 2008 in amounts that were expected to meet the Group’s anticipated production needs. As a condition to its receiving the raw materials under those agreements, and in line with industry practice, the Group was required to, and has made prepayments for all, or a portion, of the total contract price to the suppliers, which are then offset against future purchases. The Group has completed re-negotiating certain of its supplier arrangements and is currently in the process of re-negotiating the remaining prepayment obligations with its suppliers.

Set out below are the Group’s fixed obligations under these multi-year contracts including “take or pay” arrangements.

Obligations under Multi-year Supply Agreements, including “Take or Pay” Supply Agreements

The Group’s multi-year supply agreements with some suppliers are structured as fixed price and quantity “take or pay” arrangements which allow the supplier to invoice the Group for the full stated purchase price of polysilicon or silicon wafers the Group is obligated to purchase each year, whether or not the Group actually purchases the contractual volume. In addition to the “take or pay” supply agreements, the Group has also entered into other multi-year supply agreements to purchase fixed volumes of polysilicon or silicon wafers from certain suppliers. Under these agreements, the purchase price is to be periodically adjusted based on prevailing market price or relevant energy price index. Purchases made under “take or pay” agreements amounted to RMB 1,025,894, RMB 415,201 and RMB 1,315,832 for the year ended December 31, 2008, 2009 and 2010, respectively. The Group’s future obligations under multi-year supply agreements, including “take or pay” supply agreements are as follows:

		Other
	“Take or pay”	Multi-year
	supply	supply
	agreements	agreements*	Total
	(in RMB)	(in RMB)	(in RMB)
Twelve Months Ending December 31
2011	824,850	1,810,445	2,635,295
2012	160,653	2,186,495	2,347,148
2013	—	1,210,582	1,210,582
2014	—	285,357	285,357
2015	—	355,785	355,785
Thereafter	—	455,057	455,057

Total	985,503	6,303,721	7,289,224

*	includes only purchase commitments with fixed or minimum price provisions.

In addition, the Group has also entered into other supply agreements with variable price provisions, under which the purchase price is based on market prices with price adjustment terms. The Group has committed to purchase polysilicon and silicon wafers with the quantity of 4,260 MT and 2,131 million pieces respectively during 2011 to 2015, which are with variable price provisions and not included in the above table.

Outstanding supplier advances made to suppliers with whom the Group has entered into “take or pay” arrangements amounted to RMB 1,171,621 and RMB 1,220,403 as of December 31, 2009 and 2010, respectively.

If the Group fails to meet the obligations, including purchase quantity commitments, under the amended agreements and are unable to further renegotiate the terms of these multi-year supply agreements, the Group may be forced to forfeit certain prepayment amounts and be subject to claims or other disputes which could materially and adversely affect the Group’s results of operations, and financial position.

c)	Operating lease commitments

As of December 31, 2010, the Group has one operating lease agreement with the Jinglong Group to lease certain assets, including offices, dormitory and land. This non-cancelable operating lease expires in June 2012 and the annual rental fee is RMB 12,000, which approximates market rents.

Future minimum obligations for operating leases are as follows:

(in RMB)
2011	12,000
2012	6,000
2013	—
2014	—
2015	—
Thereafter	—

Total	18,000

Rent expense under all operating leases was RMB 9,865, RMB 17,203 and RMB 17,786, for the year ended December 31, 2008, 2009 and 2010, respectively.
d)	Capital expenditure

As of December 31, 2010, the Group had contracted for capital expenditure on machinery and equipment of RMB 1,357,495.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair value measurements
25.	Fair value measurements

The Group adopted the provisions of ASC 820, Fair Value Measurements and Disclosures, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Before January 1, 2009, the adoption of ASC 820 was limited to the Group’s financial assets and financial liabilities only. The Group does not have any nonfinancial assets or nonfinancial liabilities recognized or disclosed at fair value in its financial statements on a recurring basis.

In October 2008, the FASB issued FSP 157-3 “Determining Fair Value of a Financial Asset in a Market That Is Not Active” (FSP 157-3). FSP 157-3 clarified the application of ASC 820 in an inactive market. It demonstrated how the fair value of a financial asset is determined when the market for that financial asset is inactive. FSP 157-3 was effective upon issuance, including prior periods for which financial statements had not been issued. The implementation of this standard did not have a material impact on the Company’s consolidated financial position and results of operations.

ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Group. Unobservable inputs are inputs that reflect the Group’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. As such, fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Group have the ability to access.

•	Level 2— Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates. Following is a description of the valuation techniques that the Group uses to measure the fair value of assets and liabilities that the Group measures and reports on its balance sheet at fair value on a recurring basis.

Cash Equivalents. As of December 31, 2009 and 2010, the Group’s cash equivalents consisted of call deposits and money market funds. The Group values its cash equivalents using observable inputs that reflect quoted prices for securities with identical characteristics, and accordingly, the Group classifies the valuation techniques that use these inputs as Level 1.

Derivative assets and liabilities. The Group’s derivative assets and liabilities consist of embedded foreign currency derivatives in the Group’s sales and purchase contracts denominated in currencies other than Renminbi or the functional currency of the counterparty, the capped call transactions denominated in USD, embedded derivatives underlying convertible notes and foreign currency forward contract instruments. Since its capped call transactions and embedded derivatives underlying convertible notes are not traded on an exchange, they are valued using valuation models. Management is responsible for determining these fair values and considered a number of factors including valuations. The capped call transactions are valued using the Black Scholes Option Pricing Model. The embedded derivatives underlying convertible notes are bifurcated using the “with or without” approach. As there are interrelationships among the embedded derivatives, they are valued using a Monte Carlo simulation. Interest rate yield curves, foreign exchange rates, stock price, volatility, expected term, risk-free rate and fundamental change event probabilities are the significant inputs into these valuation models. The inputs used in the valuation of the capped call transactions are observable in active markets over the terms of the instruments the Group holds, and accordingly, the Group classifies these valuation techniques as Level 2 in the hierarchy. In regards to the embedded derivatives underlying convertible notes, fair value was determined using a “with and without” approach which was based on both Level 2 and Level 3 inputs. The Group determined that the Level 3 input, that is the fundamental change event probabilities, is significant to the overall fair value measurement. The Group considered the effect of its own credit standing and that of its counterparties in its valuations of its derivative financial instruments. The Group entered into foreign currency forward contracts that are designated as cash flow hedges of exchange rate risk related to forecasted foreign currency denominated sales. The Group’s financial instrument counterparties are high-quality commercial banks with significant experience with such instruments. Fair values of the Group’s forward contracts are determined using significant other observable inputs (Level 2 fair value measurements), and are based on the present value of expected future cash flows considering the risks involved and using discount rates appropriate for the duration of the contracts.

Recurring change in fair value

As of December 31, 2009, information about inputs into the fair value measurements of the Group’s assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

	Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
	Balance as of	Active Markets	Significant Other	Unobservable
	31 December	for Identical	Observable Inputs	Inputs
Description	2009	Assets (Level 1)	(Level 2)	(Level 3)
Assets:
Cash equivalents	15,367	15,367	—	—
Capped call options	4,033	—	4,033	—
Embedded foreign currency derivatives	6,488	—	6,488	—

Liabilities:
Embedded derivatives underlying convertible notes	(136,632)	—	—	(136,632)
Foreign exchange forward contract instruments	(831)	—	(831)	—

As of December 31, 2010, information about inputs into the fair value measurements of the Group’s assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

	Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
	Balance as of	Active Markets	Significant Other	Unobservable
	31 December	for Identical	Observable Inputs	Inputs
Description	2010	Assets (Level 1)	(Level 2)	(Level 3)
Assets:
Capped call options	9,127	—	9,127	—
Embedded foreign currency derivatives	5,464	—	5,464	—
Foreign exchange forward contract instruments	2,493	—	2,493	—

Liabilities:
Embedded derivatives underlying convertible notes	(66,174)	—	—	(66,174)
Assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3 valuation)
A summary of changes in Level 3 embedded derivatives underlying convertible notes for the year ended December 31, 2010 was as follows:

Balance at December 31, 2009	136,632
Unrealized gains included in Change in fair value of derivatives	(70,458)

Balance at December 31, 2010	66,174

Change in fair value of derivatives
The Change in fair value of derivatives recognized in earnings, excluding embedded derivatives underlying convertible notes repurchased which are recognized in buyback gain, was as follows:

	For the year ended	For the year ended	For the year ended
	December 31, 2008	December 31, 2009	December 31, 2010
	(As adjusted	(As adjusted
	(Note 2(z)))	(Note 2(z)))
Embedded derivatives underlying convertible notes (see note 14)	785,608	(55,106)	70,458
Capped call options (see note 14)	(221,602)	(453)	5,094
Embedded foreign exchange derivatives	—	6,488	(1,024)

	564,006	(49,071)	74,528

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment information
26.	Segment information

The Group operates in a single business segment that includes the design, development, and manufacture of PV products. The following table summarizes the Group’s net revenues generated from different geographic locations:

	Year Ended December 31,
		2009(As
		adjusted
	2008	(Note 2(z)))	2010
	RMB	RMB	RMB
China	4,162,037	2,789,798	6,010,415
Outside China:
Spain	613,483	57,516	81,597
Germany	144,936	396,922	2,126,975
Rest of the world	537,854	534,317	3,541,793

Total outside China	1,296,273	988,755	5,750,365

Total net revenue	5,458,310	3,778,553	11,760,780

The following table summarizes the Group’s long-lived fixed assets by geographic locations:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
China	1,369,807	1,626,247	3,170,721
Korea*	—	98,195	—

Total long-lived fixed assets	1,369,807	1,724,442	3,170,721

*	Korea assets consist of 3MW solar power plant, the amount of which is included in assets of discontinued operations in 2010 (Note 20).

Certain Risks and Uncertainties	12 Months Ended
Dec. 31, 2010
Certain Risks and Uncertainties [Abstract]
Certain risks and uncertainties
27.	Certain risks and uncertainties
a)	Major customers

There is no individual customer accounting for 10% or more of total revenues for the year ended December 31, 2010. Details of the customers accounting for 10% or more of total revenues for the year ended December 31, 2008 and 2009 were as follows:

	Year ended	Year ended	Year ended
Major customers	December 31, 2008	December 31, 2009	December 31, 2010
Customer A (third party)	—	11.4%	2.4%
Customer B (third party)	13.4%	8.4%	4.7%

Accounts receivable from the 3 customers with the largest receivable balances represents 57% and 44% of the balance of accounts receivable at December 31, 2009 and 2010, respectively. The Group performs ongoing credit evaluations of its customers’ financial condition whenever deemed necessary and generally does not require collateral. The Group maintains an allowance for doubtful accounts based upon the expected collectability of all accounts receivable, which takes into consideration an analysis of historical bad debts, specific customer creditworthiness and current economic trends.

b)	Concentrations of credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist principally of cash and cash equivalent, accounts receivables and advances to suppliers.

The Group places its cash and cash equivalents with high quality financial institutions in the PRC, US, Hong Kong and Singapore and limits the amount of credit risk from any single institution.
c)	Foreign currency risk

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market.

Ordinary Shares	12 Months Ended
Dec. 31, 2010
Ordinary Shares [Abstract]
Ordinary shares
28.	Ordinary shares

The holders of ordinary shares in the Company are entitled to one vote per share and to receive ratably such dividends, if any, as may be declared by the board of directors of the Company. In the event of liquidation, the holders of ordinary shares are entitled to share ratably in all assets remaining after payment of liabilities. The ordinary shares have no preemptive, conversion, or other subscription rights.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent events
29.	Subsequent events

Other than the transactions occurring in 2010 already described above, the following events have taken place in 2011:
a)	Joint venture with MEMC

In March 2011, the Company announced a joint venture agreement with MEMC Singapore, to build and operate a solar cell production facility in China. In Phase One of the project, the joint venture will build a production facility with a capacity of 250 MW of PV cells. The Phase One production facility will be located at JA Solar’s Yangzhou site, and is expected to begin commercial production in the second half of 2011. In later phases, total production capacity may be expanded up to 1GW. The joint venture will be a 50/50 partnership between the Group’s subsidiary and MEMC Singapore.

b)	Investment Agreement With City of Hefei

In March 2011, the Company announced that it has signed a strategic investment agreement with the city of Hefei, in China’s Anhui province, to set up a new state-of-the-art PV production facility for solar cells and PV products. The facility is expected to be located in the Hefei High-Tech Industrial Development Zone in the City of Hefei. Construction will take place over a multi-year period and, when fully completed, the facility is expected to have a manufacturing capacity of 3GW of solar cells and PV products. The first phase of construction is expected to begin in 2011, with production expected to commence in 2012. Under the terms of the agreement, the Hefei High-Tech Construction and Investment Group, a government-affiliated investment company, and a number of domestic Chinese banks, are expected to provide financing of up to RMB 13.5 billion over a four-year period at competitive commercial loan rates for the construction of the new solar cell and PV product manufacturing facility.

c)	New supply agreement

In March 2011, the Group entered into a long-term supply agreement with OCI Company Ltd. to purchase polysilicon with a total quantity of 20,000 MT from 2012 to 2018.

d)	Sale of discontinued operations

In March 2011, the Group completed the sale of JA Korea, the PV power plant business discontinued in 2010. (Note 20)

e)	Loan borrowing

During January to March 2011, the Group borrowed long term loan of RMB 585,000 from various financial institutions in the PRC. The borrowings have 18 months to 3 years terms and expire at various times. The average interest rate is 6.39% per annum.

f)	Restricted share units

In April 2011, the Company granted 530,000 restricted share units to its employees.

Restricted Net Assets	12 Months Ended
Dec. 31, 2010
Restricted Net Assets [Abstract]
Restricted net assets
30.	Restricted net assets

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserve. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and affiliates are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB 4,130,066 or 61.8% of the Company total consolidated net assets as of December 31, 2010. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and affiliates for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries and affiliates due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company shareholders.

Additional Information - Condensed Financial Statements of the Company	12 Months Ended
Dec. 31, 2010
Additional Information - Condensed Financial Statements of the Company [Abstract]
Additional information - condensed financial statements of the Company
31.	Additional information — condensed financial statements of the Company

The separate condensed financial statements of JA Solar Holdings Co., Ltd. as presented below have been prepared in accordance with Securities and Exchange Commission Regulation S-X Rule 5-04 and Rule 12-04 and present the Company’s investments in its subsidiaries under the equity method of accounting as prescribed in ASC 323. Such investment is presented on the separate condensed balance sheets of the Company as “Investments in subsidiaries.” The condensed financial information of JA Solar Holdings Co., Ltd. has been presented for the period from January 1, 2008 to December 31, 2010.

The subsidiaries did not pay dividend to the Company for the period presented.

Except as disclosed in the consolidated financial statements as presented above, the Company did not have any significant contingency, commitment, long term obligation, or guarantee as of December 31, 2010.

	For the year	For the year	For the year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2008	2009	2010
	RMB	RMB	RMB
	As adjusted	As adjusted
	(Note 2(z))	(Note 2(z))

Revenues	—	—	—
Total operating expenses	(35,315)	(19,829)	(21,883)

Loss from operations	(35,315)	(19,829)	(21,883)
Interest expense	(173,820)	(216,691)	(191,791)
Impairment on share lending arrangement	(469,042)	—	—
Change in fair value of derivatives	564,006	(55,559)	75,552
Share of income from subsidiaries	767,682	118,797	1,724,291
Convertible bond buyback gain	161,333	(24,156)	—
Other (expenses)/income	(177,219)	3,939	169,182
Impairment on available-for-sale securities	(686,320)	—	—

(Loss)/income before income taxes	(48,695)	(193,499)	1,755,351
Income tax benefit/(expense)	—	—	—

Net (loss)/income attributable to ordinary shareholders	(48,695)	(193,499)	1,755,351

	December 31,	December 31,
	2009	2010
	RMB	RMB
	As adjusted
	(Note 2(z))
ASSETS
Current assets:
Cash and cash equivalents	40,912	28,024
Other receivable from subsidiaries	274,064	265,833
Other current assets	5,772	31,480

Total current assets	320,748	325,337

Investments in subsidiaries	2,651,997	4,469,983
Derivative asset-capped call options	4,033	9,127
Deferred issuance cost	143,243	110,868
Amount due from subsidiaries	3,247,833	3,133,174

Total assets	6,367,854	8,048,489

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Other payables to subsidiaries and employees	1,401	—
Accrued and other liabilities	20,850	63,484
Interest payable	10,129	8,500

Total current liabilities	32,380	71,984

Long-term debt payable	204,846	—
Convertible notes	1,171,438	1,230,175
Embedded derivatives	136,632	66,174

Total liabilities	1,545,296	1,368,333

Commitments and Contingencies	—	—

Shareholders’ equity :
Ordinary shares (US $0.0001 par value; 493,480,000 shares authorized, 169,018,420 and 169,976,270 shares issued and outstanding as of December 31, 2009 and December 31, 2010)	134	134
Additional paid-in capital	4,583,808	4,680,133
Retained earnings	246,628	2,001,979
Accumulated other comprehensive loss	(8,012)	(2,090)

Total shareholders’ equity	4,822,558	6,680,156

Total liabilities and shareholders’ equity	6,367,854	8,048,489

	For the year	For the year	For the year
	ended December	ended December	ended December
	31, 2008	31, 2009	31, 2010
	RMB	RMB	RMB
	As adjusted	As adjusted
	(Note 2(z))	(Note 2(z))
Cash flows from operating activities:
Net (loss)/income	(48,695)	(193,499)	1,755,351
Adjustments to reconcile net income to net cash used in operating activities:
Share based compensation expense	8,301	(1,094)	(602)
Share of income from subsidiaries	(767,682)	(118,797)	(1,724,291)
Amortization of deferred issuance cost and increase in accretion of convertible notes	99,721	122,648	123,915
Change in the value of derivatives	(564,006)	55,559	(75,552)
Impairment on share lending arrangement	469,041	—	—
Exchange loss	31,096	7,162	66,309
(Loss)/gain from senior convertible notes buyback	(161,333)	24,156	—
Impairment on available-for-sale security	686,320	—	—
Investment loss/(income) from available-for-sale securities	39,893	—	(231,163)
Changes in operating assets and liabilities:
Acquisition of trading securities	(353,588)	353,588	—
Decrease/(increase)/ in receivables from subsidiaries	18,800	(122)	8,231
(Increase)/decrease in other current assets	(1,224)	(4,315)	(25,708)
(Decrease)/increase in other payables to subsidiaries and employees	(112,093)	1,401	(1,401)
Increase in accrued and other liabilities	120	28	42,634
Increase/(decrease) in interest payable	13,458	(3,328)	(1,629)

Net cash used in operating activities	(641,871)	243,387	(63,906)

Cash flows from investing activities:
Loans granted to subsidiaries	(1,670,089)	(249,269)	(31,697)
Loans repayment by subsidiaries	—	173,715	49,769
Proceeds from sale of available-for-sale securities	—	—	231,163
Capital injection to subsidiaries	(682,790)	—	—
Acquisition of short term investments	(1,060,836)	—	—
Proceeds from sale of short term investments	1,145,385	—	—
Decrease in restricted cash	409,058	—	—

Net cash (used in)/provided by investing activities	(1,859,272)	(75,554)	249,235

Cash flows from financing activities:
Net proceeds from convertible notes offerings	2,709,538	—	—
Payment of capped call up-front premiums	(226,087)	—	—
Proceeds from long-term loan from subsidiaries		204,846	—
Repurchase of senior convertible notes	(182,019)	(459,601)	—
Repayment of long-term loan from subsidiaries	—	—	(204,846)
Proceeds from exercise of stock options	18,876	16,841	8,276

Net cash provided by/(used in) financing activities	2,320,308	(237,914)	(196,570)

Effect of exchange rate changes on cash and cash equivalents	(63,342)	(1,956)	(1,647)

Net decrease in cash and cash equivalents	(244,177)	(72,037)	(12,888)

Cash and cash equivalents at the beginning of the year	357,126	112,949	40,912

Cash and cash equivalents at the end of the year	112,949	40,912	28,024